GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT

                                   OFFERED BY

                       GLENBROOK LIFE AND ANNUITY COMPANY

                              POST OFFICE BOX 94042
                          PALATINE, ILLINOIS 60094-4042
                                1-(800) 755-5275

                 INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS
                               ------------------

This prospectus describes the "Glenbrook Provider Variable Annuity," a Flexible Premium Deferred Variable Annuity Contract ("Contract") designed to aid You in long-term financial planning and which can be used for retirement planning. The Contracts are issued by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. Purchase payments for the Contracts will be allocated to a series of Variable Sub-accounts of the Glenbrook Life Multi-Manager Variable Account ("Variable Account") and/or to a Fixed Account option(s) funded through the Company's general account.

The Contracts are issued as individual Contracts or as group Contracts. In states where the Contracts are available only as group Contracts, a certificate is issued that summarizes the provisions of the group Contract. In certain states, certificates are issued under group contracts issued to the Financial Services Group Insurance Trust, an Illinois Trust. For convenience, this prospectus refers to both Contracts and certificates as "Contracts."

The Variable Account will invest in shares of one or more managed investment companies ("Funds") each of which will have multiple investment Portfolios. All of the Funds and/or Portfolios which are described in this prospectus may not be available with your Contract. Your annuity application will list all available Portfolios. Presently, the Variable Account will invest in shares of the following Funds:

-    AIM Variable Insurance Funds, Inc. ("AIM Fund")
-    American Century Variable Portfolios (VP), Inc. ("American Century Funds")
- Dreyfus Variable Investment Fund (VIF), The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Stock Index Fund (collectively the "Dreyfus Funds")
- Fidelity Variable Insurance Products Fund (VIP) and Fidelity Variable Insurance Products Fund II (VIPII) (collectively the "Fidelity VIP Funds")
-    Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT Fund")
-    Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund")
-    MFS(R) Variable Insurance TrustSM ("MFS Fund")
-    Neuberger & Berman Advisers Management Trust ("Neuberger & Berman AMT")

                  The Contract is not available in all states.

At least once each Contract Year, the Company will send the Owner an annual statement that contains certain information pertinent to the individual Owner's Contract. The annual statement details values and specific Contract data that applies to each particular Contract. The annual statement does not contain financial statements of the Company, although the Company's financial statements are on page F-1 of this prospectus. Our Company files annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can request copies of these documents upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
                               ------------------

This prospectus presents information You should know before making a decision to invest in the Contract and the available Investment Alternatives.

The Contract Value will vary daily as a function of the investment performance of the Sub-accounts of our Variable Account and any interest credited to the Fixed Account. The Company does not guarantee any minimum Contract Value for amounts allocated to the Variable Account. Benefits provided by this Contract, when based on the Guaranteed Maturity Fixed Account, are subject to a Market Value Adjustment, the operation of which may result in upward or downward adjustments in withdrawal benefits, death benefits, settlement values, transfers to other Sub-accounts, or periodic income payments.

THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS WHICH HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS; HOWEVER, THE CONTRACTS AND THE INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                      THESE CONTRACTS ARE NOT FDIC INSURED.

The Company has prepared and filed a Statement of Additional Information dated November 10, 1998 with the U.S. Securities and Exchange Commission. If You wish to receive the Statement of Additional Information, You may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page B-1 of this prospectus. Before ordering, You may wish to review the Table of Contents of the Statement of Additional Information on page B-1 of this prospectus. The Statement of Additional Information has been incorporated by reference into this prospectus.

This prospectus is valid only when accompanied or preceded by a current prospectus for the Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please Read This Prospectus Carefully and Retain It for Future Reference

                The date of This Prospectus is November 10, 1998.

                                TABLE OF CONTENTS

                                                     Page
Glossary.........................................      4
Highlights.......................................      5
Summary of Variable Account Expenses.............      7
Condensed Financial Information..................     13
   Yield and Total Return Disclosure.............     13
   Financial Statements..........................     13
Glenbrook Life and Annuity Company and
   the Variable Account..........................     13
     Glenbrook Life and Annuity Company..........     13
     The Variable Account........................     14
The Funds........................................     14
The Fixed Account................................     18
   Dollar Cost Averaging Fixed Account...........     18
   Short Term Dollar Cost Averaging Fixed
     Account.....................................     19
   Guaranteed Maturity Fixed Account.............     19
     Example of Interest Crediting During the
        Guarantee Period.........................     19
     Withdrawals.................................     21
     Market Value Adjustment.....................     21
Purchase of the Contracts........................     21
   Purchase Payment Limits.......................     21
   Free-Look Period..............................     21
   Crediting of Purchase Payments................     22
   Allocation of Purchase Payments...............     22
   Accumulation Units............................     22
   Accumulation Unit Value.......................     22
   Transfers Among Investment Alternatives.......     22
   Dollar Cost Averaging.........................     23
   Automatic Portfolio Rebalancing...............     23
Benefits Under the Contract......................     23
   Withdrawals...................................     23
Death Benefits...................................     24
   Distribution Upon Death Payment
     Provisions..................................     24
   Death Benefit Amount..........................     24
Income Payments..................................     25
   Payout Start Date for Income Payments.........     25
   Variable Account Income Payments..............     25
   Fixed Amount Income Payments..................     26
   Income Plans..................................     26
   Enhanced Income Benefit.......................     26
Charges and Other Deductions.....................     27
   Deductions from Purchase Payments.............     27
   Withdrawal Charge (Contingent Deferred
     Sales Charge)...............................     27
   Contract Maintenance Charge...................     27
   Administrative Expense Charge.................     28
   Mortality and Expense Risk Charge.............     28
   Premium Taxes.................................     28
   Transfer Charges..............................     28
   Fund Expenses.................................     28
General Matters..................................     29
   Owner ........................................     29
   Beneficiary...................................     29
   Assignments...................................     29
   Delay of Payments.............................     29
   Modification..................................     29
   Customer Inquiries............................     29
Federal Tax Matters..............................     29
   Introduction..................................     29
   Taxation of Annuities in General..............     29
     Tax Deferral................................     29
     Non-Natural Owners..........................     30
     Diversification Requirements................     30
     Ownership Treatment.........................     30
     Delayed Maturity Date.......................     30
     Taxation of Partial and Full
        Withdrawals..............................     30
     Taxation of Annuity Payments................     31
     Taxation of Annuity Death Benefits..........     31
     Penalty Tax on Premature Distributions......     31
     Aggregation of Annuity Contracts............     31
   Tax Qualified Contracts.......................     31
     Restrictions Under Section 403(b) Plans.....     31
     Roth Individual Retirement Annuities........     32
   Income Tax Withholding........................     32
Distribution of the Contracts....................     32
Voting Rights....................................     32
Selected Financial Data..........................     33
Management's Discussion and Analysis of
   Financial Condition and Results of
   Operations....................................     33
Competition......................................     38
Employees........................................     39
Properties.......................................     39
State and Federal Regulation.....................     39
Executive Officers and Directors of the
   Company.......................................     39
Executive Compensation...........................     41
Legal Proceedings................................     41
Experts                                               41
Legal Matters....................................     41
Financial Statements.............................    F-1
Appendix A-- Market Value Adjustment.............    A-1
Statement of Additional Information: Table of
   Contents......................................    B-1
Order Form.......................................    B-1

                                  GLOSSARY

Accumulation Unit -- A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date. Analogous, though not identical, to a share owned in a mutual fund.

Accumulation Unit Value -- The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own distinct Accumulation Unit Value. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

Annuitant(s) -- The person or persons whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than Guaranteed Payments for a Specified Period. Joint annuitants are only permitted on or after the Payout Start Date.

Beneficiary(ies) -- The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

Company ("We," "Us") -- Glenbrook Life and Annuity Company.

Contract -- The Glenbrook Life and Annuity Company Flexible Premium Deferred Variable Annuity Contract, known as the "Glenbrook Provider Variable Annuity" that is described in this prospectus.

Contract Anniversary -- An anniversary of the date that the Contract was issued.

Contract Value -- The value of all amounts accumulated under the Contract prior to the Payout Start Date, equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account options.

Contract Year -- A period of 12 months starting with the issue date or any Contract Anniversary.

Dollar Cost Averaging Fixed Account -- Purchase payments may be allocated to the Dollar Cost Averaging Fixed Account for the purpose of establishing a Dollar Cost Averaging Program.

Fixed Account -- All of the assets of the Company that are not in separate accounts. Contributions to the Fixed Account are invested in the general account of the Company.

Guaranteed Maturity Fixed Account -- The Guaranteed Maturity Fixed Account is divided into Sub-accounts. These Sub-accounts are distinguished by Guarantee Period(s) and and the dates the period(s) begin. The Fixed Sub-accounts are established when purchase payments are allocated to the Guaranteed Maturity Fixed Account; when previous Sub-accounts expire and new Guarantee Periods are selected; and when You transfer an amount to the Guaranteed Maturity Fixed Account. Also known as the "Guaranteed Maturity Account."

Guarantee Period -- A period of years for which a specified effective annual interest rate is guaranteed by the Company.

Income Plan -- One of several ways in which a series of payments are made after the Payout Start Date. Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan.

Investment Alternatives -- The Sub-accounts of the Variable Account and the Fixed Account options.

Market Value Adjustment -- The adjustment made to the money distributed from a Sub-account of the Guaranteed Maturity Fixed Account, prior to the end of the Guarantee Period, to reflect the impact of changes in interest rates between the time the Sub-account of the Guaranteed Maturity Fixed Account was established and the time of distribution.

Non-Qualified Contracts -- Contracts other than Qualified Contracts.

Owner(s)("You") -- With respect to individual Contracts, the person or persons designated as the Owner in the Contract. With respect to group Contracts, an individual participant(s) under the Contract.

Payout Start Date -- The date money is applied to an income plan.

Portfolios -- The mutual fund Portfolios of the Funds.

Qualified Contracts -- Contracts issued under plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b) and 408 of the Internal Revenue Code.

Short Term Dollar Cost Averaging Fixed Account -- Purchase payments may be allocated to the Short Term Dollar Cost Averaging Fixed Account for the purpose of establishing a Dollar Cost Averaging Program with a transfer period no less than 3 months nor more than 12 months.

Valuation Date -- Each day that the New York Stock Exchange is open for business. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the New York Stock Exchange.

Valuation Period -- The period between successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (which is normally 3:00 pm Central Time) and ending as of the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

Variable Account -- Glenbrook Life Multi-Manager Variable Account, a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

Variable Sub-Account -- A portion of the Variable Account invested in shares of a corresponding Portfolio. The investment performance of each Variable Sub-account is linked directly to the investment performance of its corresponding Portfolio.

HIGHLIGHTS

The Contracts

The Contracts are designed for long-term financial planning and retirement planning. Money can be allocated to any combination of Variable Sub-accounts and Fixed Account options. You have access to your funds either through withdrawals of Contract Value or through periodic income payments. You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the Portfolio(s) underlying the Variable Sub-accounts You select. See "Accumulation Unit Value," page 22 and "Income Payments," page 25. You will also bear the investment risk of adverse changes in interest rates in the event amounts are prematurely withdrawn or transferred from Sub-accounts of the Guaranteed Maturity Fixed Account. See "Market Value Adjustment," page 21.

Free-Look

You may cancel the Contract any time within 20 days after receipt of the Contract, or longer if required by state law, and receive a full refund of purchase payments allocated to the Fixed Account options. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation, unless a refund of purchase payments is required by state or federal law.

How To Invest

Your first purchase payment must be at least $3,000 (for Qualified Contracts, $2,000). Subsequent purchase payments must be at least $50. The minimum amount you can allocate to the Short Term Dollar Cost Averaging Fixed Account is
$5,000.  Purchase  payments may also be made  pursuant to an Automatic  Addition
Program. See "Purchase Payment Limits," page 21. At the time of your application, You will allocate your purchase payment among the Investment Alternatives. The allocation You specify on the application will be effective immediately. All allocations must be in whole percents from 0% to 100% (total allocation equals 100%) or in whole dollars (total allocation equals entire dollar amount of purchase payment). Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page 22.

Investment Alternatives

Presently, the Variable Account invests in shares of the following Funds:

             AIM Fund

             American Century Funds

             Dreyfus Funds

             Fidelity VIP Funds

             Goldman Sachs VIT Fund

             Morgan Stanley Fund

             MFS Fund

             Neuberger & Berman AMT

The AIM FUND has ten available Portfolios

             AIM V.I. Balanced Fund

             AIM V.I. Capital Appreciation Fund

             AIM V.I. Diversified Income Fund

             AIM V.I. Global Utilities Fund

             AIM V.I. Government Securities Fund

             AIM V.I. Growth Fund

             AIM V.I. Growth and Income Fund

             AIM V.I. High Yield Fund

             AIM V.I. International Equity Fund

             AIM V.I. Value Fund

The AMERICAN CENTURY FUND has two available Portfolios

             American Century VP Balanced

             American Century VP International

The DREYFUS FUNDS have five available Portfolios

             VIF Growth and Income Portfolio

             VIF Money Market Portfolio
             The Dreyfus Socially Responsible Growth Fund, Inc.
             VIF Small Company Stock Portfolio
             Dreyfus Stock Index Fund

The FIDELITY VIP FUNDS have four available Portfolios

             VIP II Contrafund
             VIP Growth
             VIP High Income
             VIP Equity-Income

The MFS FUND has three available Portfolios

             MFS Emerging Growth Series
             MFS Growth with Income Series
             MFS New Discovery Series

The GOLDMAN SACHS VIT FUND has eight available Portfolios

             Growth and Income Fund
             CORE U.S. Equity Fund
             CORE Large Cap Growth Fund
             CORE Small Cap Equity Fund
             Capital Growth Fund
             Mid Cap Equity Fund
             International Equity Fund
             Global Income Fund

The MORGAN STANLEY FUND has seven available Portfolios

             Fixed Income
             Equity Growth
             Value
             Mid Cap Value
             U.S. Real Estate
             Global Equity
             International Magnum

The NEUBERGER & BERMAN AMT has three available Portfolios

             Partners
             Guardian
             Mid-Cap Growth

The assets of each Portfolio are held separately from the other Portfolios and each has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds.

In addition to the Variable Account, Owners can also allocate all or part of their purchase payments to the Fixed Account options. See "The Fixed Account," on page 18.


Transfers Among Investment Alternatives

Prior to the Payout Start Date, You may transfer amounts among the Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year. The Company is presently waiving this charge. Transfers to the Guaranteed Maturity Fixed Account must be at least $50. Certain Fixed Account transfers may be restricted. See "Transfers Among Investment Alternatives," page 22. You may want to enroll in a Dollar Cost Averaging Program or an Automatic Portfolio Rebalancing Program. See "Dollar Cost Averaging," page 23, and "Automatic Portfolio Rebalancing," page 23.


Charges and Deductions

The costs of the Contract include: 1) a contract maintenance charge ($35 annually); 2) a mortality and expense risk charge deducted daily, equal on an annual basis to 1.05% of the Contract's daily net assets of the Variable Account; for Contracts with the optional Enhanced Death Benefit Rider, an additional mortality and expense risk charge of .22% is assessed bringing the total mortality and expense risk charge to 1.27%; and, for Contracts with the optional Enhanced Death Benefit and Income Benefit Combination Rider an additional mortality and expense risk charge of .44% is assessed bringing the total mortality and expense risk charge to 1.49%; and 3) an administrative expense charge deducted daily, equal on an annual basis to .10% of the Contract's daily net assets of the Variable Account. The Company reserves the right to assess a transfer charge ($10 on each transfer in excess of twelve per Contract Year). Additional deductions may be made for certain taxes. See "Contract Maintenance Charge," page 27, "Mortality and Expense Risk Charge," page 28, "Administrative Expense Charge," page 28, "Transfer Charges," page 32, and "Premium Taxes," page 32.

Withdrawals

You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date. Each Contract Year, no withdrawal charges or Market Value Adjustments will be applied to amounts withdrawn up to 15% of the amount of purchase payments. Amounts withdrawn in excess of the 15% may be subject to a withdrawal charge of 0% to 6% depending on how long purchase payments have been invested in the Contract. Amounts withdrawn from a Sub-account of the Guaranteed Maturity Fixed Account, in excess of the 15%, except during the 30 day period after the Guarantee Period expires, will be subject to a Market Value Adjustment. Withdrawals may also be subject to income tax and a 10% tax penalty. Once the total amount of withdrawals exceed the total amount of purchase payments, future withdrawals will not be subject to a withdrawal charge. See "Withdrawals," page 23, "Taxation of Annuities in General," page 29 and "Withdrawal Charge," page 27.

Death Benefit

The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. See "Death Benefit Amount," page 24.

Income Payments

You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Income Payments," page 25.

SUMMARY OF VARIABLE ACCOUNT EXPENSES

The following table illustrates all expenses and fees that You will incur. The expenses and fees set forth in the table are based on charges under the Contract and on the expenses of the Variable Account and the underlying Funds.


Owner Transaction Expenses (All Sub-Accounts)

Sales Load Imposed on Purchases (as a percentage of
  purchase payments)..............................    None

Withdrawal Charge (as a percentage of purchase           *
payments).........................................

                                                Applicable
           Number of Complete Years             Withdrawal
                Since Purchase                   Charge as
               Payment was Made                 Percentage
               ----------------                 ----------
     0 year.................................          6%
     1 year.................................          6%
     2 years................................          5%
     3 years................................          5%
     4 years................................          4%
     5 years................................          3%
     6 years or more........................          0%
Transfer Fee................................          **
Contract Maintenance Charge.................     $ 35***



Variable Account Annual Expenses (As a percentage of the
Contract's Average Net Assets in the Variable Account)

                                                    With
                                                  Optional
                            Without      With     Enhanced
                           Optional    Optional   Death and
                           Enhanced    Enhanced    Income
                             Death      Death      Benefit
                            Benefit    Benefit   Combination
                             Rider      Rider       Rider
                           --------    --------  -----------
Mortality And Expense
  Risk Charge...........     1.05%       1.27%     1.49%
Administrative Expense
  Charge................     0.10%       0.10%     0.10%
Total Variable Account
  Annual Expenses.......     1.15%       1.37%     1.59%
---------------

* Each Contract Year up to 15% of the amount of purchase payments may be withdrawn without a withdrawal charge or a Market Value Adjustment.

** No charges will be imposed on the first 12 transfers in any Contract Year. The Company reserves the right to assess a $10 charge for each transfer in excess of 12 in any Contract Year, excluding transfers due to Dollar Cost Averaging and Automatic Portfolio Rebalancing.

*** The Contract Maintenance Charge will be waived if total purchase payments as of a Contract Anniversary or upon a full withdrawal equals $50,000 or more or if all monies are allocated to the Fixed Account options on the Contract Anniversary.

                 Portfolio Expenses (Net of Voluntary Reductions
                               and Reimbursements)
                      (as a percentage of Portfolio assets)
                                                     Total
                                                     Fund
                              Management   Other    Annual
Portfolio                        Fees     Expenses Expenses
---------                     ----------  -------- --------
AIM V.I. Balanced
  Fund(1, 2)...............     0.75%      0.44%    1.19%
AIM V.I. Capital
  Appreciation Fund(1).....     0.63%      0.05%    0.68%
AIM V.I. Diversified Income
  Fund(1)..................     0.60%      0.20%    0.80%
AIM V.I. Global Utilities
  Fund(1)..................     0.65%      0.63%    1.28%
AIM V.I. Government
  Securities Fund(1).......     0.50%      0.37%    0.87%
AIM V.I. Growth Fund(1)....     0.65%      0.08%    0.73%
AIM V.I. Growth and Income
  Fund(1)..................     0.63%      0.06%    0.69%
AIM V.I. High Yield(1, 2)..     0.63%      0.48%    1.11%
AIM V.I. International
  Equity Fund(1)...........     0.75%      0.18%    0.93%
AIM V.I. Value Fund(1).....     0.62%      0.08%    0.70%
American Century VP
  International(3).........     1.50%      0.00%    1.50%
American Century VP
  Balanced(3)..............     0.90%      0.00%    0.90%

                                                     Total
                                                     Fund
                             Management   Other     Annual
Portfolio                       Fees     Expenses  Expenses
---------                    ----------  --------  --------
Dreyfus Socially Responsible
  Growth(4)...............    0.75%       0.07%      0.82%
Dreyfus Stock Index(4)....    0.25%       0.03%      0.28%
Dreyfus VIF Small Company
  Stock(4)................    0.75%       0.37%      1.12%
Dreyfus VIF Growth and
  Income(4)...............    0.75%       0.05%      0.80%
Dreyfus VIF Money
  Market(4)...............    0.50%       0.11%      0.61%
Fidelity VIP Growth(5)....    0.60%       0.09%      0.69%
Fidelity VIP II
  Contrafund(5)...........    0.60%       0.11%      0.71%
Fidelity VIP High Income(5)   0.59%       0.12%      0.71%
Fidelity VIP Equity-
  Income(5)...............    0.50%       0.08%      0.58%
Goldman Sachs Growth and
  Income Fund(6)..........    0.75%       0.15%      0.90%
Goldman Sachs CORE U.S.
  Equity Fund(6)..........    0.70%       0.10%      0.80%
Goldman Sachs CORE Large
  Cap Growth Fund(6)......    0.70%       0.10%      0.80%
Goldman Sachs CORE Small
  Cap Equity Fund(6)......    0.75%       0.15%      0.90%
Goldman Sachs Capital
  Growth Fund(6)..........    0.75%       0.15%      0.90%
Goldman Sachs Mid Cap
  Equity Fund(6)..........    0.80%       0.15%      0.95%
Goldman Sachs International
  Equity Fund(6)..........    1.00%       0.25%      1.25%
Goldman Sachs Global
  Income Fund(6)..........    0.90%       0.15%      1.05%
Morgan Stanley Fixed
  Income(7)...............    0.00%       0.70%      0.70%
Morgan Stanley Equity
  Growth(7)...............    0.00%       0.85%      0.85%
Morgan Stanley Value(7)...    0.00%       0.85%      0.85%
Morgan Stanley Mid Cap
  Value(7)................    0.00%       1.05%      1.05%
Morgan Stanley U.S. Real
  Estate(7)...............    0.00%       1.10%      1.10%
Morgan Stanley Global
  Equity(7)...............    0.00%       1.15%      1.15%
Morgan Stanley International
  Magnum(7)...............    0.00%       1.15%      1.15%
MFS Emerging Growth
  Series(8)...............    0.75%       0.12%      0.87%
MFS Growth with Income
  Series(8, 9)............    0.75%       0.25%      1.00%
MFS New Discovery
  Series(8, 9)............    0.90%       0.25%      1.15%
Neuberger & Berman AMT
  Guardian(10, 11)........    0.60%       0.40%      1.00%
Neuberger & Berman AMT
  Mid-Cap Growth(10, 11)..    0.60%       0.40%      1.00%
Neuberger & Berman AMT
  Partners(10)............    0.80%       0.06%      0.86%
------------------

(1) A I M Advisors, Inc. ("AIM") may from time to time voluntarily waive or reduce its respective fees. Effective May 1, 1998, the Funds reimburse AIM in an amount up to 0.25% of the average net asset value of each Fund, for expenses incurred in providing, or assuring that participating insurance companies provide, certain administrative services. Currently, the fee only applies to the average net asset value of each Fund in excess of the net asset value of each Fund as calculated on April 30, 1998.

(2) The fees and expenses are based on estimated expenses for the current fiscal year.

(3) American Century will voluntarily waive a portion of the management fee charged to the VP International and VP Balanced Funds based on the average net assets within the fund. VP International pays an annual management fee of 1.50% of the first $500 million of average net assets, .95% of the next $500 million of average net assets, and .90% of average net assets over $1 billion. VP Balanced pays an annual management fee of .90% of the first $250 million of average net assets, .85% of the next $250 million of average net assets, and .80% of average net assets over $500 million.

(4) The portfolio expenses listed are from the portfolios most recent year. Actual expenses incurred in the future may be greater or less than those indicated.

(5) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the total operating expenses presented in the table would have been:



                                                    Initial
    Fund                                             Class
    ----                                             -----
    VIP Equity-Income Portfolio...................    .57%
    VIP Growth Portfolio..........................    .67%
    VIP II Contrafund Portfolio...................    .68%

(6) Estimated for the current fiscal year based on current average asset levels. Each Portfolio's investment advisor has voluntarily agreed to reduce or limit certain Other Expenses (excluding management fees, taxes, interest and brokerage fees and litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed .15%, .10%, .10%, .15%, .15%, .15%, .25% and .15%, respectively, of average daily net assets of Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund and Goldman Sachs Global Income Fund. Without such reduction, the estimated Other Expenses for the current fiscal year would have been 2.67%, 2.29%, 2.03%, 2.67%, 4.49%, 5.34%, 1.97% and 2.34% for the Goldman Sachs Growth and Income Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs Small Cap Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Equity Fund, Goldman Sachs International Equity Fund and Goldman Sachs Global Income Fund, respectively.

(7) The management fee has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by advisers to the extent "Total Fund Annual Expenses" exceed the percentages set forth above. The advisers can terminate this voluntary waiver at any time in their sole discretion. Absent such reductions, "Management Fees", "Other Expenses" and "Total Annual Expenses", respectively, would be as follows:
     Fixed Income Portfolio--0.40%, 1.31%, 1.71%; Equity Growth Portfolio--0.55%, 1.50%, 2.05%; Value--0.55%, 1.32%, 1.87%; Mid-Cap
     Value--0.75%,  1.38%,  2.13%;  U.S.  Real Estate  Portfolio--0.80%,  1.52%,
     2.32%; Global Equity Portfolio--0.80%, 1.63%, 2.43%; International Magnum Portfolio--0.80%, 1.98%, 2.78%.


(8) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(9) The adviser has agreed to bear expenses for these Series, subject to reimbursement by these Series, such that each such Series' "Other Expenses" shall not exceed 0.25% of the average daily net assets of the Series during the current fiscal year. See "Information Concerning Share of Each Series--Expenses." Otherwise, "Other Expenses" and "Total Operating Expenses" for each such Series would be:

                                                   "Total
                                       "Other    Operating
                                      Expenses"  Expenses"
                                       Without    Without
                                       Expense    Expenses
    Series                           Limitation Limitations
    ------                           ---------- -----------
    Growth With Income...........       0.35%      1.10%
    New Discovery (estimate).....       0.47%      1.37%


(10) Neuberger & Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("series") of Advisors Management Trust. The figures reported under "Management Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by its corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.

(11) Expenses reflect expense reimbursement. Neuberger & Berman Management Inc. ("NBMI") has undertaken to reimburse the Guardian and Mid-Cap Growth Portfolios for certain operating expenses, including the compensation of NMBI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of the Guardian and Mid-Cap Growth Portfolios' average daily net asset value. Absent the reimbursement, the Total Annual Expenses for the year ended December 31, 1997 would be 1.25% for the Guardian Portfolio and 1.25% for the Mid-Cap Growth Portfolio. The expense reimbursement policies are subject to terminate upon 60 days written notice, and there can be no assurance that these policies will be continued thereafter.

Example

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return under the following circumstances.

If You terminate your Contract at the end of the applicable time period:

(With enhanced death
benefit rider)

                                    1      3     5     10
Portfolio                         Year   Years Years  Years
---------                         ----   ----- -----  -----
AIM V.I. Balanced Fund..........  $ 78   $ 125 $ 167  $ 299
AIM V.I. Capital Appreciation     $ 73   $ 110 $ 140  $ 246
Fund............................
AIM V.I. Diversified Income Fund  $ 74   $ 113 $ 147  $ 259
AIM V.I. Global Utilities Fund..  $ 79   $ 128 $ 171  $ 308
AIM V.I. Government Securities    $ 75   $ 115 $ 150  $ 266
Fund............................
AIM V.I. Growth Fund............  $ 73   $ 111 $ 143  $ 252
AIM V.I. Growth and Income Fund.  $ 73   $ 110 $ 141  $ 247
AIM V.I. High Yield Fund........  $ 73   $ 110 $ 141  $ 247
AIM V.I. International Equity     $ 75   $ 117 $ 153  $ 272
Fund............................
AIM V.I. Value Fund.............  $ 73   $ 110 $ 141  $ 248
American Century VP International $ 81   $ 135 $ 182  $ 329
American Century VP Balanced....  $ 76   $ 119 $ 157  $ 279
Dreyfus Socially Responsible      $ 74   $ 114 $ 148  $ 261
Growth..........................
Dreyfus Stock Index.............  $ 69   $ 97  $ 119  $ 203
Dreyfus VIF Small Company Stock.  $ 77   $ 123 $ 163  $ 292
Dreyfus VIF Growth and Income...  $ 74   $ 113 $ 147  $ 259
Dreyfus VIF Money Market........  $ 72   $ 107 $ 137  $ 239
Fidelity VIP Growth.............  $ 73   $ 110 $ 141  $ 247
Fidelity VIP II Contrafund......  $ 73   $ 110 $ 142  $ 249
Fidelity VIP High Income........  $ 73   $ 110 $ 142  $ 249
Fidelity VIP Equity-Income......  $ 72   $ 106 $ 135  $ 236
Goldman Sachs Growth and Income
  Fund..........................  $ 75   $ 116 $ 152  $ 269
Goldman Sachs CORE U.S. Equity
  Fund..........................  $ 74   $ 113 $ 147  $ 259
Goldman Sachs CORE Large Cap
  Growth Fund...................  $ 74   $ 113 $ 147  $ 259
Goldman Sachs CORE Small Cap
  Equity Fund...................  $ 75   $ 116 $ 152  $ 269
Goldman Sachs Capital Growth Fund $ 75   $ 116 $ 152  $ 269
Goldman Sachs Mid Cap Equity Fund $ 76   $ 118 $ 154  $ 274
Goldman Sachs International
Equity                            $ 79   $ 127 $ 170  $ 305
  Fund..........................
Goldman Sachs Global Income Fund  $ 77   $ 121 $ 159  $ 285
Morgan Stanley Fixed Income.....  $ 73   $ 110 $ 141  $ 248
Morgan Stanley Equity Growth....  $ 74   $ 115 $ 149  $ 264
Morgan Stanley Value............  $ 74   $ 115 $ 149  $ 264
Morgan Stanley Mid Cap Value....  $ 77   $ 121 $ 159  $ 285
Morgan Stanley U.S. Real Estate.  $ 77   $ 122 $ 162  $ 290
Morgan Stanley Global Equity....  $ 78   $ 124 $ 164  $ 295
Morgan Stanley International      $ 78   $ 124 $ 164  $ 295
Magnum..........................
MFS Emerging Growth.............  $ 75   $ 115 $ 150  $ 266
MFS Growth with Income..........  $ 76   $ 119 $ 157  $ 279
MFS New Discovery...............  $ 78   $ 124 $ 164  $ 295
Neuberger & Berman AMT Guardian.  $ 76   $ 119 $ 157  $ 279
Neuberger & Berman AMT Partners.  $ 75   $ 115 $ 150  $ 265
Neuberger & Berman AMT Mid-Cap
  Growth........................  $ 76   $ 119 $ 157  $ 279

(Without enhanced death
benefit rider)

                                      1    3     5     10
Portfolio                           Year Years Years  Years
---------                           ---- ----- -----  -----
AIM V.I. Balanced Fund...........   $ 76 $ 118 $ 155  $ 276
AIM V.I. Capital Appreciation Fund  $ 70 $ 103 $ 129  $ 223
AIM V.I. Diversified Income Fund.   $ 72 $ 106 $ 135  $ 236
AIM V.I. Global Utilities Fund...   $ 77 $ 121 $ 160  $ 286
AIM V.I. Government Securities Fund $ 72 $ 109 $ 139  $ 243
AIM V.I. Growth Fund.............   $ 71 $ 104 $ 131  $ 228
AIM V.I. Growth and Income Fund..   $ 71 $ 103 $ 129  $ 224
AIM V.I. High Yield Fund.........   $ 71 $ 103 $ 129  $ 224
AIM V.I. International Equity Fund  $ 73 $ 110 $ 142  $ 249
AIM V.I. Value Fund .............   $ 71 $ 103 $ 130  $ 225
American Century VP International   $ 79 $ 128 $ 171  $ 308
American Century VP Balanced.....   $ 74 $ 113 $ 146  $ 257
Dreyfus Socially Responsible Growth $ 72 $ 107 $ 136  $ 238
Dreyfus Stock Index..............   $ 66  $ 90 $ 108  $ 179
Dreyfus VIF Small Company Stock..   $ 75 $ 116 $ 152  $ 269
Dreyfus VIF Growth and Income....   $ 72 $ 106 $ 135  $ 236
Dreyfus VIF Money Market ........   $ 70 $ 101 $ 125  $ 215
Fidelity VIP Growth..............   $ 71 $ 103 $ 129  $ 224
Fidelity VIP II Contrafund.......   $ 71 $ 104 $ 130  $ 226
Fidelity VIP High Income.........   $ 71 $ 104 $ 130  $ 226
Fidelity VIP Equity-Income.......   $ 69 $ 100 $ 124  $ 212
Goldman Sachs Growth and Income
  Fund...........................   $ 73 $ 110 $ 140  $ 246
Goldman Sachs CORE U.S. Equity
  Fund...........................   $ 72 $ 106 $ 135  $ 236
Goldman Sachs CORE LargeCap
  Growth Fund....................   $ 72 $ 106 $ 135  $ 236
Goldman Sachs CORE Small Cap
  Equity Fund....................   $ 73 $ 110 $ 140  $ 246
Goldman Sachs Capital Growth Fund   $ 73 $ 110 $ 140  $ 246
Goldman Sachs Mid Cap Equity  Fund  $ 73 $ 111 $ 143  $ 252
Goldman Sachs International Equity
  Fund...........................   $ 76 $ 120 $ 158  $ 283
Goldman Sachs Global Income Fund.   $ 74 $ 114 $ 148  $ 262
Morgan Stanley Fixed Income......   $ 71 $ 103 $ 130  $ 225
Morgan Stanley Equity Growth.....   $ 72 $ 108 $ 138  $ 241
Morgan Stanley Value.............   $ 72 $ 108 $ 138  $ 241
Morgan Stanley Mid Cap Value.....   $ 74 $ 114 $ 148  $ 262
Morgan Stanley U.S. Real Estate..   $ 75 $ 116 $ 151  $ 267
Morgan Stanley Global Equity.....   $ 75 $ 117 $ 153  $ 272
Morgan Stanley International Magnum $ 75 $ 117 $ 153  $ 272
MFS Emerging Growth..............   $ 72 $ 109 $ 139  $ 243
MFS Growth with Income...........   $ 74 $ 113 $ 146  $ 257
MFS New Discovery................   $ 75 $ 117 $ 153  $ 272
Neuberger & Berman AMT Guardian..   $ 74 $ 113 $ 146  $ 257
Neuberger & Berman AMT Partners..   $ 72 $ 108 $ 138  $ 242
Neuberger & Berman AMT Mid-Cap
  Growth.........................   $ 74 $ 113 $ 146  $ 257

(With enhanced death and income benefit
combination rider)

                                    1     3      5     10
Portfolio                         Year  Years  Years  Years
---------                         ----  -----  -----  -----
AIM V.I. Balanced Fund..........  $ 80  $ 132  $ 178  $ 320
AIM V.I. Capital Appreciation     $ 75  $ 116  $ 152  $ 269
Fund............................
AIM V.I. Diversified Income Fund  $ 76  $ 120  $ 158  $ 282
AIM V.I. Global Utilities Fund..  $ 81  $ 135  $ 182  $ 329
AIM V.I. Government Securities    $ 77  $ 122  $ 161  $ 289
Fund............................
AIM V.I. Growth Fund............  $ 76  $ 118  $ 154  $ 274
AIM V.I. Growth and Income Fund.  $ 75  $ 117  $ 152  $ 270
AIM V.I. High Yield Fund........  $ 75  $ 117  $ 152  $ 270
AIM V.I. International Equity     $ 78  $ 124  $ 164  $ 295
Fund............................
AIM V.I. Value Fund.............  $ 75  $ 117  $ 153  $ 271
American Century VP International $ 83  $ 141  $ 193  $ 350
American Century VP Balanced....  $ 78  $ 126  $ 168  $ 302
Dreyfus Socially Responsible      $ 76  $ 121  $ 159  $ 284
Growth..........................
Dreyfus Stock Index.............  $ 71  $ 104  $ 131  $ 227
Dreyfus VIF Small Company Stock.  $ 80  $ 130  $ 174  $ 314
Dreyfus VIF Growth and Income...  $ 76  $ 120  $ 158  $ 282
Dreyfus VIF Money Market........  $ 74  $ 114  $ 148  $ 262
Fidelity VIP Growth.............  $ 75  $ 117  $ 152  $ 270
Fidelity VIP II Contrafund......  $ 75  $ 117  $ 153  $ 272
Fidelity VIP High Income........  $ 75  $ 117  $ 153  $ 272
Fidelity VIP Equity-Income......  $ 74  $ 113  $ 174  $ 259
Goldman Sachs Growth and Income
  Fund..........................  $ 77  $ 123  $ 163  $ 292
Goldman Sachs CORE U.S. Equity
  Fund..........................  $ 76  $ 120  $ 158  $ 282
Goldman Sachs CORE Large Cap
  Growth Fund...................  $ 76  $ 120  $ 158  $ 282
Goldman Sachs CORE Small Cap
  Equity Fund...................  $ 77  $ 123  $ 163  $ 292
Goldman Sachs Capital Growth Fund $ 77  $ 123  $ 163  $ 292
Goldman Sachs Mid Cap Equity Fund $ 78  $ 125  $ 166  $ 297
Goldman Sachs International
Equity                            $ 81  $ 134  $ 181  $ 326
  Fund..........................
Goldman Sachs Global Income Fund  $ 79  $ 128  $ 171  $ 307
Morgan Stanley Fixed Income.....  $ 75  $ 117  $ 153  $ 271
Morgan Stanley Equity Growth....  $ 77  $ 122  $ 160  $ 287
Morgan Stanley Value............  $ 77  $ 122  $ 160  $ 287
Morgan Stanley Mid Cap Value....  $ 79  $ 128  $ 171  $ 307
Morgan Stanley U.S. Real Estate.  $ 79  $ 129  $ 173  $ 312
Morgan Stanley Global Equity....  $ 80  $ 131  $ 176  $ 317
Morgan Stanley International      $ 80  $ 131  $ 176  $ 317
Magnum..........................
MFS Emerging Growth.............  $ 77  $ 122  $ 161  $ 289
MFS Growth with Income..........  $ 78  $ 126  $ 168  $ 302
MFS New Discovery...............  $ 80  $ 131  $ 176  $ 317
Neuberger & Berman AMT Guardian.  $ 78  $ 126  $ 168  $ 302
Neuberger & Berman AMT Partners.  $ 77  $ 122  $ 161  $ 288
Neuberger & Berman AMT Mid-Cap
  Growth........................  $ 78  $ 126  $ 168  $ 302

If You do not terminate your Contract at the end of the applicable time period:

(With enhanced death
benefit rider)

                                    1      3      5     10
Portfolio                          Year  Years  Years Years
---------                          ----  -----  ----- -----
AIM V.I. Balanced Fund.........    $ 27   $ 83  $ 141 $ 299
AIM V.I. Capital Appreciation      $ 22   $ 67  $ 115 $ 246
Fund...........................
AIM V.I. Diversified Income Fund   $ 23   $ 71  $ 121 $ 259
AIM V.I. Global Utilities Fund.    $ 28   $ 85  $ 146 $ 308
AIM V.I. Government Securities     $ 24   $ 73  $ 125 $ 266
Fund...........................
AIM V.I. Growth Fund...........    $ 22   $ 69  $ 117 $ 252
AIM V.I. Growth and Income Fund    $ 22   $ 67  $ 115 $ 247
AIM V.I. High Yield Fund.......    $ 22   $ 67  $ 115 $ 247
AIM V.I. International Equity      $ 24   $ 75  $ 128 $ 272
Fund...........................
AIM V.I. Value Fund............    $ 22   $ 68  $ 116 $ 248
American Century VP International  $ 30   $ 92  $ 157 $ 329
American Century VP Balanced...    $ 25   $ 77  $ 131 $ 279
Dreyfus Socially Responsible       $ 23   $ 71  $ 122 $ 261
Growth.........................
Dreyfus Stock Index............    $ 18   $ 55  $ 94  $ 203
Dreyfus VIF Small Company Stock    $ 26   $ 81  $ 137 $ 292
Dreyfus VIF Growth and Income..    $ 23   $ 71  $ 121 $ 259
Dreyfus VIF Money Market.......    $ 21   $ 65  $ 111 $ 239
Fidelity VIP Growth............    $ 22   $ 67  $ 115 $ 247
Fidelity VIP II Contrafund.....    $ 22   $ 68  $ 116 $ 249
Fidelity VIP High Income.......    $ 22   $ 68  $ 116 $ 249
Fidelity VIP Equity-Income.....    $ 21   $ 64  $ 110 $ 236
Goldman Sachs Growth and Income
  Fund.........................    $ 24   $ 74  $ 126 $ 269
Goldman Sachs CORE U.S. Equity
  Fund.........................    $ 23   $ 71  $ 121 $ 259
Goldman Sachs CORE Large Cap
  Growth Fund..................    $ 23   $ 71  $ 121 $ 259
Goldman Sachs CORE Small Cap
  Equity Fund..................    $ 24   $ 74  $ 126 $ 269
Goldman Sachs Capital Growth Fund  $ 24   $ 74  $ 126 $ 269
Goldman Sachs Mid Cap Equity Fund  $ 25   $ 75  $ 129 $ 274
Goldman Sachs International
Equity                             $ 28   $ 85  $ 144 $ 305
  Fund.........................
Goldman Sachs Global Income Fund   $ 26   $ 78  $ 134 $ 285
Morgan Stanley Fixed Income....    $ 22   $ 68  $ 116 $ 248
Morgan Stanley Equity Growth...    $ 23   $ 72  $ 124 $ 264
Morgan Stanley Value...........    $ 23   $ 72  $ 124 $ 264
Morgan Stanley Mid Cap Value...    $ 26   $ 78  $ 134 $ 285
Morgan Stanley U.S. Real Estate    $ 26   $ 80  $ 136 $ 290
Morgan Stanley Global Equity...    $ 27   $ 82  $ 139 $ 295
Morgan Stanley International       $ 27   $ 82  $ 139 $ 295
Magnum.........................
MFS Emerging Growth............    $ 24   $ 73  $ 125 $ 266
MFS Growth with Income.........    $ 25   $ 77  $ 131 $ 279
MFS New Discovery..............    $ 27   $ 82  $ 139 $ 295
Neuberger & Berman AMT Guardian    $ 25   $ 77  $ 131 $ 279
Neuberger & Berman AMT Partners    $ 24   $ 73  $ 124 $ 265
Neuberger & Berman AMT Mid-Cap
  Growth.......................    $ 25   $ 77  $ 131 $ 279

(Without enhanced death
benefit rider)

                                    1     3      5     10
Portfolio                         Year  Years  Years Years
AIM V.I. Balanced Fund..........  $ 25   $ 76  $ 130 $ 276
AIM V.I. Capital Appreciation     $ 19   $ 60  $ 103 $ 223
Fund............................
AIM V.I. Diversified Income Fund  $ 21   $ 64  $ 110 $ 236
AIM V.I. Global Utilities Fund..  $ 26   $ 79  $ 134 $ 286
AIM V.I. Government Securities    $ 21   $ 66  $ 113 $ 243
Fund............................
AIM V.I. Growth Fund............  $ 20   $ 62  $ 106 $ 228
AIM V.I. Growth and Income Fund.  $ 20   $ 61  $ 104 $ 224
AIM V.I. High Yield Fund........  $ 20   $ 61  $ 104 $ 224
AIM V.I. International Equity     $ 22   $ 68  $ 116 $ 249
Fund............................
AIM V.I. Value Fund.............  $ 20   $ 61  $ 104 $ 225
American Century VP International $ 28   $ 85  $ 146 $ 308
American Century VP Balanced....  $ 23   $ 70  $ 120 $ 257
Dreyfus Socially Responsible      $ 21   $ 65  $ 111 $ 238
Growth..........................
Dreyfus Stock Index.............  $ 15   $ 48  $ 82  $ 179
Dreyfus VIF Small Company Stock.  $ 24   $ 74  $ 126 $ 269
Dreyfus VIF Growth and Income...  $ 21   $ 64  $ 110 $ 236
Dreyfus VIF Money Market........  $ 19   $ 58  $ 100 $ 215
Fidelity VIP Growth.............  $ 20   $ 61  $ 104 $ 224
Fidelity VIP II Contrafund......  $ 20   $ 61  $ 105 $ 226
Fidelity VIP High Income........  $ 20   $ 61  $ 105 $ 226
Fidelity VIP Equity-Income......  $ 18   $ 57  $ 98  $ 212
Goldman Sachs Growth and Income
  Fund..........................  $ 22   $ 67  $ 115 $ 246
Goldman Sachs CORE U.S. Equity
  Fund..........................  $ 21   $ 64  $ 110 $ 236
Goldman Sachs CORE Large Cap
  Growth Fund...................  $ 21   $ 64  $ 110 $ 236
Goldman Sachs CORE Small Cap
  Equity Fund...................  $ 22   $ 67  $ 115 $ 246
Goldman Sachs Capital Growth Fund $ 22   $ 67  $ 115 $ 246
Goldman Sachs Mid Cap Equity Fund $ 22   $ 69  $ 117 $ 252
Goldman Sachs International
Equity                            $ 25   $ 78  $ 133 $ 283
  Fund..........................
Goldman Sachs Global Income Fund  $ 23   $ 72  $ 123 $ 262
Morgan Stanley Fixed Income.....  $ 20   $ 61  $ 104 $ 225
Morgan Stanley Equity Growth....  $ 21   $ 65  $ 112 $ 241
Morgan Stanley Value............  $ 21   $ 65  $ 112 $ 241
Morgan Stanley Mid Cap Value....  $ 23   $ 72  $ 123 $ 262
Morgan Stanley U.S. Real Estate.  $ 24   $ 73  $ 125 $ 267
Morgan Stanley Global Equity....  $ 24   $ 75  $ 128 $ 272
Morgan Stanley International      $ 24   $ 75  $ 128 $ 272
Magnum..........................
MFS Emerging Growth.............  $ 21   $ 66  $ 113 $ 243
MFS Growth with Income..........  $ 23   $ 70  $ 120 $ 257
MFS New Discovery...............  $ 24   $ 75  $ 128 $ 272
Neuberger & Berman AMT Guardian.  $ 23   $ 70  $ 120 $ 257
Neuberger & Berman AMT Partners.  $ 21   $ 66  $ 113 $ 242
Neuberger & Berman AMT Mid-Cap
  Growth........................  $ 23   $ 70  $ 120 $ 257

(With enhanced death and income benefit
combination rider)

                                    1      3     5     10
Portfolio                         Year   Years Years Years
---------                         ----   ----- ----- -----
AIM V.I. Balanced Fund..........  $ 29   $ 89  $ 152 $ 320
AIM V.I. Capital Appreciation     $ 24   $ 74  $ 126 $ 269
Fund............................
AIM V.I. Diversified Income Fund  $ 25   $ 78  $ 132 $ 282
AIM V.I. Global Utilities Fund..  $ 30   $ 92  $ 157 $ 329
AIM V.I. Government Securities    $ 26   $ 80  $ 136 $ 289
Fund............................
AIM V.I. Growth Fund............  $ 25   $ 75  $ 129 $ 274
AIM V.I. Growth and Income Fund.  $ 24   $ 74  $ 127 $ 270
AIM V.I. High Yield Fund........  $ 24   $ 74  $ 127 $ 270
AIM V.I. International Equity     $ 27   $ 82  $ 139 $ 295
Fund............................
AIM V.I. Value Fund.............  $ 24   $ 74  $ 127 $ 271
American Century VP International $ 32   $ 99  $ 168 $ 350
American Century VP Balanced....  $ 27   $ 84  $ 143 $ 302
Dreyfus Socially Responsible      $ 25   $ 78  $ 133 $ 284
Growth..........................
Dreyfus Stock Index.............  $ 20   $ 61  $ 105 $ 227
Dreyfus VIF Small Company Stock.  $ 29   $ 87  $ 149 $ 314
Dreyfus VIF Growth and Income...  $ 25   $ 78  $ 132 $ 282
Dreyfus VIF Money Market........  $ 23   $ 72  $ 123 $ 262
Fidelity VIP Growth.............  $ 24   $ 74  $ 127 $ 270
Fidelity VIP II Contrafund......  $ 24   $ 75  $ 128 $ 272
Fidelity VIP High Income........  $ 24   $ 75  $ 128 $ 272
Fidelity VIP Equity-Income......  $ 23   $ 71  $ 121 $ 259
Goldman Sachs Growth and Income
  Fund..........................  $ 26   $ 81  $ 137 $ 292
Goldman Sachs CORE U.S. Equity
  Fund..........................  $ 25   $ 78  $ 132 $ 282
Goldman Sachs CORE Large Cap
  Growth Fund...................  $ 25   $ 78  $ 132 $ 282
Goldman Sachs CORE Small Cap
  Equity Fund...................  $ 26   $ 81  $ 137 $ 292
Goldman Sachs Capital Growth Fund $ 26   $ 81  $ 137 $ 292
Goldman Sachs Mid Cap Equity Fund $ 27   $ 82  $ 140 $ 297
Goldman Sachs International
Equity                            $ 30   $ 91  $ 155 $ 326
  Fund..........................
Goldman Sachs Global Income Fund  $ 28   $ 85  $ 145 $ 307
Morgan Stanley Fixed Income.....  $ 24   $ 74  $ 127 $ 271
Morgan Stanley Equity Growth....  $ 26   $ 79  $ 135 $ 287
Morgan Stanley Value............  $ 26   $ 79  $ 135 $ 287
Morgan Stanley Mid Cap Value....  $ 28   $ 85  $ 145 $ 307
Morgan Stanley U.S. Real Estate.  $ 28   $ 87  $ 148 $ 312
Morgan Stanley Global Equity....  $ 29   $ 88  $ 150 $ 317
Morgan Stanley International      $ 29   $ 88  $ 150 $ 317
Magnum..........................
MFS Emerging Growth.............  $ 26   $ 80  $ 136 $ 289
MFS Growth with Income..........  $ 27   $ 84  $ 143 $ 302
MFS New Discovery...............  $ 29   $ 88  $ 150 $ 317
Neuberger & Berman AMT Guardian.  $ 27   $ 84  $ 143 $ 302
Neuberger & Berman AMT Partners.  $ 26   $ 79  $ 135 $ 288
Neuberger & Berman AMT Mid-Cap
  Growth........................  $ 27   $ 84  $ 143 $ 302

THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the table is to assist You in understanding the various costs and expenses that You will bear directly or indirectly. Premium taxes are not reflected in the example, but may be applicable.


CONDENSED FINANCIAL INFORMATION

The Variable Account had no material operations for the period ended December 31, 1997. Accordingly, no financial information for that period is included herein.


YIELD AND TOTAL RETURN DISCLOSURE

From time to time the Variable Account may advertise the yield and total return investment performance of one or more Sub-accounts. Yield and standardized total return advertisements include all charges and expenses attributable to the Contracts. Including these fees has the effect of decreasing the advertised performance of a Sub-account, so that a Sub-account's investment performance will not be directly comparable to that of an ordinary mutual fund.

When a Sub-account advertises its standardized total return it will be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

In addition to the standardized total return, the Sub-account may advertise a non-standardized total return. This figure may be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the withdrawal charges under the Contract are not deducted. Therefore, a non-standardized total return for a Sub-account can be higher than a standardized total return for a Sub-account.

Certain Sub-accounts may advertise yield in addition to total return. Except in the case of the Money Market Sub-account, the yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the separate account level.

The Money Market Sub-account may advertise, in addition to the total return, either yield or the effective yield. The yield in this case refers to the income generated by an investment in that Sub-account over a seven-day period net of recurring charges at the separate account level. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the Money Market Sub-account is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

The Variable Account may also disclose yield and total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Portfolios, with a level of charges equal to those currently assessed against the Sub-accounts.

Please  refer  to  the  Statement  of  Additional   Information  for  a  further
description of the method used to calculate a Sub-account's yield and total return.

FINANCIAL STATEMENTS

The financial statements of Glenbrook Life and Annuity Company begin on page F-1 of this prospectus. The financial statements and notes of the Company as of June 30, 1998 and for the three-month and six-month periods ended June 30, 1998 and 1997 are unaudited. See "Experts" below. The financial statements of the Variable Account are not included in the Statement of Additional Information because it had no material operations for the year ended December 31, 1997.

GLENBROOK LIFE AND ANNUITY
COMPANY AND THE VARIABLE ACCOUNT

Glenbrook Life and Annuity
Company

The Company is the issuer of the Contract. The Company is a stock life insurance company which was organized under the laws of the State of Illinois in 1992. The Company was originally organized under the laws of the State of Indiana in 1965. From 1965 to 1983 the Company was known as "United Standard Life Assurance Company" and from 1983 to 1992 the Company was known as "William Penn Life Assurance Company of America." As of the date of this prospectus, the Company is licensed to operate in the District of Columbia and all states except New York. The Company intends to market the Contract in those jurisdictions in which it is licensed to operate. The Company's home office is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Company is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("Allstate"), a stock property-liability insurance company incorporated under the laws of Illinois. All of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend.

The Company and Allstate Life entered into a reinsurance agreement, effective June 5, 1992, under which the Company reinsures substantially all of its business with Allstate Life. Under the reinsurance agreement, Fixed Account purchase payments are automatically transferred to Allstate Life and become invested with the assets of Allstate Life, and Allstate Life accepts 100% of the liability under such contracts. However, the obligations of Allstate Life under the reinsurance agreement are to the Company; the Company remains the sole obligor under the Contract to the Owners.


The Variable Account

Established on January 15, 1996, the Variable Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. However, such registration does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is entirely independent of both the investment performance of the Company's general account and the performance of any other separate account.

The Variable Account is divided into multiple Sub-accounts, each of which invests solely in its corresponding Portfolio. Additional Variable Sub-accounts may be added at the discretion of the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

The assets of the Variable Account are held separately from the other assets of the Company. They are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

THE FUNDS

The Variable Account will invest in shares of one or more Funds. The Funds are registered with the Securities and Exchange Commission as open-end, management investment companies. Registration of the Funds does not involve supervision of their management, investment practices or policies by the Securities and Exchange Commission. The Funds' Portfolios are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to Contracts funded by the Variable Account.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The Funds available for investment by the Variable Account as of the date of this Prospectus are listed below:


I.  AIM Fund

- AIM V.I. Balanced Fund--is a diversified Portfolio which seeks to achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

- AIM V.I. Capital Appreciation Fund--is a diversified Portfolio which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

- AIM V.I. Diversified Income Fund--is a diversified Portfolio which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign government securities, foreign and domestic corporate debt securities, U.S. government and lower rated or unrated high yield debt securities (commonly known as "junk bonds"). The risks of investing in junk bonds are described in the accompanying prospectus for the Portfolio, which should be read carefully before investing.

- AIM V.I. Global Utilities Fund--is a non-diversified Portfolio which seeks to achieve a high level of current income and, as a secondary objective, to achieve capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

- AIM V.I. Government Securities Fund--is a diversified Portfolio which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

- AIM V.I. Growth Fund--is a diversified Portfolio which seeks to provide growth of capital through investments primarily in common stocks of seasoned and better capitalized companies considered by A I M Advisors, Inc. ("AIM") to have strong earnings momentum.

- AIM V.I. Growth and Income Fund--is a diversified Portfolio which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

- AIM V.I. High Yield Fund--is a diversified Portfolio which seeks to achieve a high level of current income by investing primarily in publicly traded non-investment grade debt securities. Debt securities of less than investment grade are considered "high risk" securities, commonly referred to as "junk bonds." The Portfolio may also invest in preferred stocks. The securities held by the Portfolio may be subject to greater risk of loss of income and principal and are more speculative in nature. The risks of investing in junk bonds are described in the accompanying prospectus for the Fund Series, which should be read carefully before investing.

- AIM V.I. International Equity Fund--is a diversified Portfolio which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

- AIM V.I. Value Fund--is a diversified Portfolio which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

AIM serves as the investment advisor to the AIM Fund. AIM was organized in 1976 and, together with its domestic subsidiaries, manages or advises approximately 90 investment company portfolios (including the Portfolios listed above) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of A I M Management Group Inc. Its principal place of business is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

II.  American Century Funds

- American Century VP Balanced--the investment objective of American Century VP Balanced is capital growth and current income. It will seek to achieve its investment objective by maintaining approximately 60% of the assets of American Century VP Balanced in common stocks that are considered by management to have better-than-average prospects for appreciation and the remaining assets in bonds and other fixed income securities.

- American Century VP International--the invest-ment objective of American Century VP International is Capital Growth. It will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets.

American Century Investment Management, Inc. serves as the investment manager of American Century Variable Portfolios, Inc. Its principal place of business is American Century Investments, 4500 Main Street, Kansas City, Missouri 64111.


III. Dreyfus Funds

- VIF Growth and Income Portfolio--20 seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk.

-    VIF Money  Market  Portfolio--seeks  to  provide as high a level of current
     income  as  is  consistent  with  the   preservation  of  capital  and  the
     maintenance of liquidity.

- The Dreyfus Socially Responsible Growth Fund, Inc.--seeks to provide capital growth. Current income is a secondary goal. Invests principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

- VIF Small Company Stock Portfolio--seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Russell 2500(TM) Index. Invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index.

-    Dreyfus  Stock  Index  Fund--seeks  to  provide   investment  results  that
     correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

An investment in the Dreyfus VIF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Funds' investment manager. The Dreyfus Corporation is a wholly owned subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation. NCM Capital Management Group, Inc., 103 West Main Street, Durham, North Carolina 27705-3638, serves as sub-investment adviser to The Dreyfus Socially Responsible Growth Fund, Inc. Mellon Equity Associates, an affiliate of Dreyfus, located at 500 Grant Street, Pittsburgh, PA 15258, serves as the index fund manager to Dreyfus Stock Index Fund.

IV.  Fidelity VIP Funds

- VIP II Contrafund Portfolio--seeks capital appreciation by investing in securities of companies whose value Fidelity Management & Research Company ("FMR") believes is not fully recognized by the public.

- VIP Growth Portfolio--seeks capital appreciation by investing primarily in common stocks. The fund may also pursue capital appreciation through the purchase of bonds and preferred stocks.

- VIP High Income Portfolio--seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities.

- VIP Equity-Income Portfolio--seeks reasonable income by investing primarily in income-producing equity securities. When choosing the Portfolio's investments, Fidelity Management & Research Company also considers the potential for capital appreciation. The Portfolio seeks to achieve a yield that exceeds the yield on the securities comprising the S&P 500. Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts, is the Investment Manager of the Funds.

V.   MFS Fund

-    MFS Emerging Growth  Series--seeks to provide  long-term growth of capital.

- MFS Growth With Income Series-- seeks to provide reasonable current income and long-term growth of capital and income.

-    MFS New  Discovery  Series--seeks  capital  appreciation.

MFS manages each Portfolio pursuant to an Investment Advisory Agreement with the MFS Fund on behalf of each Portfolio. MFS provides the Series with overall investment advisory and administrative services, as well as general office facilities. Its principal place of business is 500 Boylston Street, Boston, Massachusetts 02116.

VI.  Goldman Sachs VIT Fund

- Growth and Income Fund--Seeks long-term growth of capital and growth of income through investments in equity securities that are considered to have favorable prospects for capital appreciation and/or dividend paying ability.

- CORE U.S. Equity Fund--Seeks long-term growth of capital and dividend income through a broadly diversified portfolio of large cap and blue chip equity securities representing all major sectors of the U.S. economy.

- CORE Large Cap Growth Fund--Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of large cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

- CORE Small Cap Equity Fund--Seeks long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. insurers which are included in the Russell 2000 Index at the time of investment.

- Capital Growth Fund--Seeks long-term growth of capital through diversified investments in equity securities of companies that are considered to have long-term capital appreciation potential.

- Mid Cap Equity Fund--Seeks long-term capital appreciation primarily through investments in equity securities of companies with public stock market capitalization within the range of the market capitalization of companies constituting the Russell Mid Cap Index at the time of investment (currently between $400 million and $16 billion).

- International Equity Fund--seeks long-term capital appreciation through investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the U.S.

- Global Income Fund--Seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and foreign currencies.

Goldman Sachs Asset Management ("GSAM"), One New York Plaza, New York, New York 10004, a separate operating division of Goldman Sachs, serves as the investment adviser to the CORE Large Cap Growth, CORE Small Cap Equity, CORE U.S. Equity, Growth and Income, Capital Growth and Mid Cap Equity Funds. Goldman Sachs Asset Management International ("GSAMI"), 133 Peterborough Court, London EC4A 2BB, England, an affiliate of Goldman Sachs, serves as the investment adviser to the International Equity and Global Income Funds.

VII  Morgan Stanley Fund

- Fixed Income--Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. governments and agencies, corporate bonds, MBS's, foreign bonds and other fixed income securities and derivatives.

- Equity Growth--seeks long-term capital appreciation by investing primarily in equity securities of medium and large capitalization companies that, in MSAM's judgment, provide above-average potential for capital growth.

- Value--Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by MAS to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

- Mid Cap Value--seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities of issuers with equity capitalizations in the range of the companies represented in the S&P MidCap 400 Index.

- U.S. Real Estate--Seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies principally engaged in the U.S. real estate industry, including real estate investment trusts ("REITs").

- Global Equity--Seeks long term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that MSAM believes are undervalued.

- International Magnum--Seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Morgan Stanley Asset Management Inc. ("MSAM"), serves as the Adviser for the International Magnum, Global Equity, U.S. Real Estate and Equity Growth Portfolios. MSAM has its principal offices at 1221 Avenue of the Americas, New York, New York 10020. Miller Anderson & Sherred, LLP ("MAS") serves as the Adviser for the Fixed Income, Mid-Cap Value and Value Portfolios. MAS has its principal offices at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

VIII.   Neuberger & Berman AMT

- Partners--the Portfolio invests principally in common stocks of medium to large capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk.

- Guardian--the investment objective of the Portfolio is to seek capital appreciation and, secondarily, current income. Using the value-oriented investment approach, the Portfolio invests primarily in common stocks of long-established, high quality companies.

- Mid-Cap Growth--the investment objective is to seek capital appreciation. The Portfolio invests in a diversified portfolio of common stocks believed by Neuberger & Berman Management Inc. ("NBMI") to have the maximum potential for long-term above-average capital appreciation.

NBMI, with the assistance of Neuberger & Berman, LLC as sub-adviser, selects investments for all series. The investments for the Portfolios are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolios. You should be aware that the Portfolios are likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds. Its principal place of business is 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

All  dividends  and  capital  gains   distributions   from  the  Portfolios  are
automatically reinvested in shares of the distributing Portfolio at their net asset value.

There is no assurance that the Portfolios will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Portfolios can be found in the current prospectuses for the Funds accompanying this prospectus.

You will find more complete information about the Portfolios, including the risks associated with each Portfolio, in the accompanying prospectuses. You should read the prospectuses for the Portfolios in conjunction with this prospectus.

THE FUND PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

THE FIXED ACCOUNT

Purchase payments allocated to the Fixed Account become part of the general account of the Company, which supports insurance and annuity obligations. The general account consists of the general assets of the Company other than those in segregated asset accounts.

Instead of You bearing the investment risk, as is the case for amounts in the Variable Account or in other segregated asset accounts of the Company, we bear the investment risk for all amounts in the Fixed Account. We have sole discretion to invest the assets of the Fixed, subject to applicable law. We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate at least equal to the minimum guaranteed rate found in the Contract.

Any interest held in the Fixed Account does not entitle an Owner to share in the investment experience of the general account.

Surrenders and withdrawals from the Fixed Account may be delayed for up to six months.

Interests in the Fixed Account are not registered with the Securities and Exchange Commission ("SEC") and the SEC does not review disclosure related to or supervise the operations of this account. The Fixed Account options described below may not be available in all states. Please consult your sales representative for additional information.


Dollar Cost Averaging Fixed Account

Money allocated to the Dollar Cost Averaging Fixed Account earns interest for a one year period at the current rate in effect at the time of allocation. After the one year period, a renewal rate will be declared. Subsequent renewal dates will be every 12 months for each payment. The renewal interest rate will be guaranteed by us for a full year and will not be less than the minimum guaranteed rate found in the Contract. We may declare more than one interest rate for different monies based upon the date of allocation to the Dollar Cost Averaging Fixed Account. Any interest credited to amounts allocated to the Dollar Cost Averaging Fixed Account in excess of the guaranteed rate found in the Contract will be determined at the sole discretion of the Company.

Purchase payments may be allocated to the Dollar Cost Averaging Fixed Account for the purpose of establishing a Dollar Cost Averaging Program. Each purchase payment and all its earnings must be transferred out of the Dollar Cost Averaging Fixed Account via Dollar Cost Averaging within 36 months of the payment. At the end of 36 months, any remaining payment and associated earnings will be transferred to the Money Market Sub-account. No transfers are permitted into the Dollar Cost Averaging Fixed Account.


Short Term Dollar Cost Averaging Fixed Account

Purchase payments allocated to the Short Term Dollar Cost Averaging Fixed Account will earn interest at the annual rate in effect at the time of allocation to the Short Term Dollar Cost Averaging Fixed Account. Each purchase payment and associated earnings in the Short Term Dollar Cost Averaging Fixed Account must be transferred to one or more Sub-accounts of the Variable Account in equal monthly installments within the selected transfer period. We will offer at our discretion a transfer period no less than 3 months or more than 12 months. If you discontinue the Dollar Cost Averaging Program before the end of the transfer period, the remaining balance in the Short Term Dollar Cost Averaging Fixed Account will be transferred to the Money Market Sub-account unless you request a different Investment Alternative. No transfers are permitted into the Short Term Dollar Cost Averaging Fixed Account.

Guaranteed Maturity Fixed Account

Purchase payments and transfers allocated to one or more of the Sub-accounts of the Guaranteed Maturity Fixed Account become part of the general account of the Company. Each Sub-account offers a separate interest rate Guarantee Period. Guarantee Periods will be offered at the Company's discretion and may range from one to ten years. Presently, the Company offers Guarantee Periods of one, three, five, seven and ten years. The Owner must select the Sub-account(s) to which to allocate each purchase payment and transfer. No less than $50 may be allocated to any one Sub-account. The Company reserves the right to limit the number of additional purchase payments.

Interest is credited daily to each Sub-account at a rate which compounds to the effective annual interest rate declared for each Sub-account's Guarantee Period that has been selected.

The following example illustrates how the Sub-account value for a Sub-account of the Guaranteed Maturity Fixed Account would grow given an assumed purchase payment, Guarantee Period, and effective annual interest rate:

Example  of  Interest   Crediting
During the Guarantee Period:

Purchase Payment............................    $10,000.00
Guarantee Period............................       5 years
Effective Annual Rate.......................         4.50%


             End of Contract Year:

                                                               YEAR 1       YEAR 2        YEAR 3        YEAR 4       YEAR 5
                                                              -------      -------       -------       -------       ------
Beginning Sub-Account Value..............................    $10,000.00
        X (1 + Effective Annual Rate)....................         1.045
                                                             $10,450.00
Sub-Account Value at end of Contract.....................                 $10,450.00
   year 1 X (1 + Effective Annual Rate).............                           1.045
                                                                          $10,920.25
Sub-Account Value at end of Contract.....................                               $10,920.25
   year 2 X (1 + Effective Annual Rate).............                                         1.045
                                                                                        $11,411.66
Sub-Account Value at end of Contract.....................                                             $11,411.66
   year 3 X  (1 + Effective Annual Rate).............                                                      1.045
                                                                                                      $11,925.19
Sub-Account Value at end of Contract                                                                               $11,925.19
   year 4 X (1 + Effective Annual Rate).............                                                                    1.045
Sub-Account Value at end of Guarantee
   Period:.............................................                                                            $12,461.82
                                                                                                                   ==========


Total Interest Credited in Guarantee Period: $2,461.82 ($12,461.82 -$10,000.00)

NOTE: The above illustration assumes no withdrawals of any amount during the entire five year period. A withdrawal charge and a Market Value Adjustment may apply to any amount withdrawn in excess of 15% of the amount of purchase payments. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

The Company has no specific formula for determining the rate of interest that it will declare initially or in the future. Such interest rates will be reflective of investment returns available at the time of the determination. In addition, the management of the Company may also consider various other factors in determining interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, and competitive factors. For current interest rate information, please contact your sales representative or the Company's Customer Support Unit at 1
(800) 526-4827.

THE MANAGEMENT OF THE COMPANY WILL MAKE THE FINAL DETERMINATION AS TO THE INTEREST RATES TO BE DECLARED. THE COMPANY CAN NEITHER PREDICT NOR GUARANTEE FUTURE INTEREST RATES TO BE DECLARED.

At the end of a Guarantee Period, a notice will be mailed to the Owner outlining the options available at the end of a Guarantee Period. During the 30 day period after a Guarantee Period expires the Owner may:

- take no action and the Company will automatically renew the Sub-account value to a Guarantee Period of the same duration to be established as of the day the previous Guarantee Period expired; or

- notify the Company to apply the Sub-account value to a new Guarantee Period or periods to be established as of the day the previous Guarantee Period expired; or

- notify the Company to apply the Sub-account value to any Sub-account of the Variable Account on the day we receive the notification; or

- receive a portion of the Sub-account value or the entire Sub-account value through a partial or full withdrawal that is not subject to a Market Value Adjustment. In this case, the amount withdrawn will be deemed to have been renewed at the shortest Guarantee Period then being offered with current interest credited from the date the Guarantee Period expired.

The Automatic Laddering Program allows the Owner to choose, in advance, one renewal Guarantee Period for all renewing Sub-accounts. The Owner can select the Automatic Laddering Program at any time during the accumulation phase, including on the issue date. The Automatic Laddering Program will continue until the Owner gives written notice to the Company asking to discontinue the program. The Company reserves the right to discontinue this Program. For additional information on the Automatic Laddering Program, please call the Company's Customer Support Unit at 1(800)526-4827.


Withdrawals

Withdrawals in excess of the free withdrawal amount and transfers paid from a Sub-account of the Guaranteed Maturity Fixed Account other than during the 30 day period after a Guarantee Period expires are subject to a Market Value Adjustment. See "Market Value Adjustment" section below.

The amount received by the Owner under a withdrawal request equals the amount requested, adjusted by any Market Value Adjustment, less any applicable withdrawal charge (based upon the amount requested prior to any Market Value Adjustment), less premium taxes and withholding (if applicable), less any applicable transfer fee.


Market Value Adjustment

The Market Value Adjustment reflects the relationship between (1) the Treasury Rate for the original Guarantee Period at the time the Sub-account was established, and (2) the Treasury Rate for the original Guarantee Period at the time of the request for withdrawal or transfer, or at the time money is applied to an Income Plan. As such, the Owner bears some investment risk under the Contract. Treasury Rate means the U.S. Treasury Note Constant Maturity yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

It is possible, therefore, that should investment yields increase significantly from the time the purchase payment was made, the Market Value Adjustment, withdrawal charge, premium taxes and withholding (if applicable), would reduce the amount received by the Owner upon full withdrawal of the Contract Value to an amount that is less than the purchase payment plus interest at the minimum guaranteed interest rate under the Contract.

Generally, if the Treasury Rate at the time the Sub-account was established is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to the Owner or transferred. Similarly, if the Treasury Rate at the time the Sub-account was established is lower than the applicable current Treasury Rate (interest rate for a period equal to the original Guarantee Period), then the Market Value Adjustment will result in a lower amount payable to the Owner or transferred.

For example, assume the Owner purchases a Contract and selects an initial Guarantee Period of five years and the five year Treasury Rate for that duration is 4.50%. Assume that at the end of 3 years, the Owner makes a partial withdrawal. If, at that later time, the current five year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to the Owner. Similarly, if the current five year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to the Owner.

The formula for calculating the Market Value Adjustment is set forth in Appendix A to this prospectus, which also contains additional illustrations of the application of the Market Value Adjustment.



PURCHASE OF THE CONTRACTS

Purchase Payment Limits

Your first purchase payment must be at least $3,000 unless the Contract is a Qualified Contract, in which case the first purchase payment must be at least $2,000. All subsequent purchase payments must be $50 or more and may be made at any time prior to the Payout Start Date. The minimum amount you can allocate to the Short Term Dollar Cost Averaging Fixed Account is $5,000. We may limit your ability to make subsequent purchase payments in order to comply with the laws of the state where the Contract is delivered. Subsequent purchase payments may also be made from your bank account through Automatic Additions. Please consult with your sales representative for detailed information about Automatic Additions. The minimum purchase payment for allocation to the Dollar Cost Averaging Fixed Account or any Sub-account of the Guaranteed Maturity Fixed Account is $50.

We reserve the right to limit the maximum amount of purchase payments we will accept.


Free-Look Period

You may cancel the Contract any time within 20 days after receipt of the Contract, or longer if required by state law, and receive a full refund of purchase payments allocated to the Fixed Account Options. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation unless a refund of purchase payments is required by state or federal law.

Crediting of Purchase Payments

The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt by us at our home office. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it at that time unless You specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received by the Company at its home office.


Allocation of Purchase Payments

On the application, You instruct us how to allocate the purchase payment among the Investment Alternatives. Purchase payments may be allocated in whole percents, from 0% to 100% (total allocation equals 100% of the purchase payment), or in whole dollar amounts (total allocation equals the purchase payment), to any Investment Alternative. Unless You notify us in writing otherwise, subsequent purchase payments are allocated according to the allocation for the previous purchase payment. Any change in allocation instructions will be effective at the time we receive the notice in good order.


Accumulation Units

Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding Portfolio.

Accumulation Unit Value

The Accumulation Units of the various Sub-accounts of the Variable Account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Variable Sub-account and the deduction of certain expenses and charges.

The value of an Accumulation Unit in a Variable Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.


Transfers Among Investment Alternatives

Amounts may be transferred among Investment Alternatives, subject to the following restrictions.

The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year. The Company is presently waiving this charge. Transfers to or from more than one Investment Alternative on the same day are treated as one transfer.

Transfers among Investment Alternatives before the Payout Start Date may be made at any time. After the Payout Start Date, if the Income Plan depends on any person's life, transfers among Sub-accounts of the Variable Account or from a variable amount income payment to a fixed amount income payment may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, if the Income Plan does not depend on any person's life, transfers among Sub-accounts of the Variable Account or from a variable amount income payment to a fixed amount income payment may be made immediately. After the Payout Start Date, transfers from a fixed amount income payment are not allowed.

Telephone transfer requests will be accepted by the Company if received at 1(800)526-4827 by 3:00 p.m., Central Time. Telephone transfer requests received at any other telephone number or after 3:00 p.m., Central Time will not be accepted by the Company. Telephone transfer requests received before 3:00 p.m., Central Time are effected at the Sub-account value next computed. In the event that the New York Stock Exchange ("NYSE") closes early, i.e., before 3:00 p.m. Central Time, or in the event that the NYSE closes early for a period of time but then reopens for trading on the same day, telephone transfer requests will be processed by the Company as of the close of the NYSE on that particular day. Telephone requests received at any telephone number other than the number that appears in this paragraph or received after the close of trading on the NYSE will not be accepted by the Company.

The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

The minimum amount that may be transferred into a Sub-account of the Guaranteed Maturity Fixed Account is $50. No transfers are allowed into the Dollar Cost Averaging Fixed Account or the Short Term Dollar Cost Averaging Fixed Account. Any transfer from a Sub-account of the Guaranteed Maturity Fixed Account at a time other than during the 30 day period after a Guarantee Period expires will be subject to a Market Value Adjustment.

The Company reserves the right to waive transfer restrictions.

Dollar Cost Averaging

Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount every month from the Short Term Dollar Cost Averaging Fixed Account, the Dollar Cost Averaging Fixed Account or the Money Market Sub-account, to any Sub-account of the Variable Account. Dollar Cost Averaging cannot be used to transfer amounts to the Guaranteed Maturity Fixed Account. There are no additional charges imposed upon participants in the Dollar Cost Averaging program. In addition, such transfers are not assessed a $10 charge and are not counted towards the 12 free transfers per Contract Year.

The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure You of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.


Automatic Portfolio Rebalancing

Transfers may be made automatically through Automatic Portfolio Rebalancing prior to the Payout Start Date. By electing Automatic Portfolio Rebalancing, all of the money allocated to Sub-accounts of the Variable Account will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that You decide to rebalance. Each quarter, money will be transferred among Sub-accounts of the Variable Account to achieve the desired allocation.

The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to receipt of the written request.

Transfers made through Automatic Portfolio Rebalancing are not assessed a $10 charge and are not counted towards the 12 free transfers per Contract Year.

Any money allocated to the Fixed Account Options will not be included in the Automatic Portfolio Rebalancing.

BENEFITS UNDER THE CONTRACT

Withdrawals

You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount payable for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal at its home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, contract maintenance charges, income tax withholding, penalty tax and premium taxes. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances. Surrenders and withdrawals from the Fixed Account may be delayed for up to six months. See "Delay of Payments," page 29.

Money can be withdrawn from the Variable Account or the Fixed Account. To complete the partial withdrawal from the Variable Account, the Company will redeem Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. The Owner must name the Investment Alternative from which the withdrawal is to be made. If none is named, then the withdrawal request is incomplete and cannot be honored.

The minimum partial withdrawal is $50. If the Contract Value after a partial withdrawal would be less than $2,000, then the Company will treat the request as one for termination of the Contract and the entire Contract Value, adjusted by any Market Value Adjustment, less any charges and premium taxes, will be paid out.

Partial  withdrawals  may  also  be  taken   automatically   through  Systematic
Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout Start Date. At the Company's discretion, Systematic Withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Portfolio Rebalancing.

Partial and full withdrawals may be subject to income tax and a 10% tax penalty, which is explained in "Federal Tax Matters," on page 29.

After the Payout Start Date, withdrawals are only permitted when payments from the Variable Account are being made that do not involve life contingencies. In that case, You may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments due, less any applicable withdrawal charge.



DEATH BENEFITS

Distribution Upon Death Payment Provisions

A distribution upon death may be paid to the Owner determined immediately after the death if, prior to the Payout Start Date:

     -    any Owner dies; or

     -    the Annuitant dies and the Owner is not a natural person.

If the Owner eligible to receive a distribution upon death is not a natural person, then the Owner may elect to receive the distribution upon death in one or more distributions, as long as all distributions are completed within 5 years of death. Otherwise, if the Owner is a natural person, the Owner may elect to receive a distribution upon death in one or more distributions or periodic payments through an Income Plan.

A death benefit will be paid: 1) if the Owner elects to receive the death benefit in a single payment distributed within 180 days of the date of death; and 2) if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the settlement value will be paid. The Company is currently waiving the 180 day limit. The Company reserves the right to enforce the limitation in the future. The settlement value is the same amount that would be paid in the event of withdrawal of the Contract Value. The Company will calculate the settlement value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death. In any event, the entire distribution upon death must be distributed within five years after the date of death unless a surviving spouse continues the Contract or an Income Plan is selected in accordance with the following rules:

Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

     -    the life of the Owner; or

     -    a period not to exceed the life expectancy of the Owner;

     - or the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. The Company will only permit the Contract to be continued once. If the Contract is continued in the accumulation phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. A Market Value Adjustment will not apply. If the survivng spouse is under age 59 1/2, a 10% penalty tax may apply to the withdrawal.


Death Benefit Amount

Prior to the Payout Start Date, the standard death benefit is equal to the greatest of:

     (a) the Contract Value on the date the Company determines the value of the death benefit; or

     (b) the settlement value on the date the Company determines the value of the death benefit; or

     (c) the Contract Value on each Death Benefit Anniversary prior to the date the Company determines the death benefit adjusted by any purchase payments and any withdrawals* made between such Death Benefit Anniversary and the date the Company determines the death benefit. A Death Benefit Anniversary is every seventh Contract Anniversary beginning with the issue date. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

The value of the death benefit will be determined at the end of the Valuation Period during which the Company receives a complete request for payment of the death benefit, which includes due proof of death. The Company will not settle any death claim until it receives due proof of death.

For Contracts with the optional Enhanced Death Benefit rider, the death benefit will be the greater of the standard death benefit described above, or the Enhanced Death Benefit described below:

Prior to the Payout Start Date, the Enhanced Death Benefit is equal to the greater of the Enhanced Death Benefit A or Enhanced Death Benefit B.

Enhanced Death Benefit A

At issue, Enhanced Death Benefit A is equal to the initial purchase payment. After issue, the Enhanced Death Benefit A is recalculated on each Contract Anniversary, or when a purchase payment or withdrawal is made, as follows:

     - On each Contract anniversary, the Enhanced Death Benefit A is equal to the greater of the Contract Value on that date or the most recently calculated Enhanced Death Benefit A.

     - For purchase payments, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A plus the purchase payment.

     - For withdrawals, the Enhanced Death Benefit A is equal to the most recently calculated Enhanced Death Benefit A reduced by the withdrawal adjustment, as defined below.

In the absence of any withdrawals or purchase payments, the Enhanced Death Benefit A will be the greatest of all Contract anniversary Contract Values on or prior to the date the Company calculates the Death Benefit.

The Enhanced Death Benefit A will be recalculated for purchase payments, withdrawals, and, on Contract Anniversaries until the oldest Owner or, if the Owner is not a natural person, the Annuitant, attains age 85. After age 85, the Enhanced Death Benefit A will be recalculated only for purchase payments and withdrawals.

Enhanced Death Benefit B

The Enhanced Death Benefit B is equal to total purchase payments made reduced by a withdrawal adjustment. Each purchase payment and each withdrawal adjustment will accumulate daily at a rate equivalent to 5% per year until the earlier of the date the Company determines the Death Benefit or the first day of the month following the oldest Owner's or, if the Owner is not a living individual, the Annuitant's 85th birthday.

The Enhanced Death Benefit will never be greater than the maximum death benefit allowed by any nonforfeiture laws which govern the Contract.


*The adjustment for withdrawals is equal to the Contract Value on a Death Benefit Anniversary or Contract Anniversary multiplied by the ratio of the withdrawal amount to the Contract Value immediately prior to the withdrawal.


INCOME PAYMENTS

Payout Start Date for Income Payments

The Payout Start Date is the day that money is applied to an Income Plan. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the issue date; and (b) no later than the day the Annuitant reaches age 90, or the 10th anniversary of the issue date, if later.

Variable Account Income Payments

The amount of Variable Account income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age (except in states which require unisex annuity tables). Nevertheless, in accordance with the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

The total income payments received may be more or less than the total purchase payments made because (a) Variable Account income payments vary with the investment results of the underlying Portfolios, and (b) Annuitants may not live as long as, or may live longer than, expected.

The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan for a Life Income is chosen, the income payments will be greater than income payments under an Income Plan for a Life Income with Guaranteed Payments.

If the actual net investment experience of the Variable Account is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Variable Account income payments, the assumed investment rate is 3 percent. For more detailed information as to how Variable Account income payments are determined, see the Statement of Additional Information.


Fixed Amount Income Payments

Income payment amounts derived from any monies allocated to any Fixed Account Option are guaranteed for the duration of the Income Plan. The income payment based upon any fixed amount income payment is calculated by applying the portion of the Contract Value in any Fixed Account Option on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

Income Plans

The Income Plans include:

     INCOME PLAN 1--Life Income With Guaranteed Payments

     The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 2--Joint and Survivor Life Income with Guaranteed Payments

     The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

     INCOME PLAN 3--Guaranteed Number of Payments

     The Company will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account assets supporting these payments even though the Company may not bear any mortality risk. Income payments for less than 120 months may be subject to a withdrawal charge.

The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed.

In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the states, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain qualified contracts.

If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.


Enhanced Income Benefit

You may choose an Enhanced Income Benefit in conjunction with the Enhanced Death Benefit Rider. To exercise your Enhanced Income Benefit, you must annuitize your Contract. The Enhanced Income Benefit defines a minimum amount applied to the payout phase. This minimum amount is equal to what the value of the Enhanced Death Benefit would be on the Payout Start Date. The Enhanced Income Benefit will apply if the Owner elects a Payout Start Date that: is on or after the tenth Contract Anniversary; and is prior to the Annuitant's age 90. On the Payout Start Date of the Contract, the Contract Value or the Enhanced Income Benefit will apply, whichever is greater. No Market Value Adjustment will be applied to the Enhanced Income Benefit amount. The Enhanced Income Benefit will only apply if the income plan selected provides payments guaranteed for either single or joint life with a period certain of at least: (a) 10 years, if the youngest Annuitant's age is 80 or less on the date the amount is applied; or (b) 5 years, if the youngest Annuitant's age is greater than 80 on the date the amount is applied. If, however, the amount applied to the income plan selected is the Contract Value and not the Enhanced Income Benefit, then you may select any income plan then offered by the Company.

CHARGES AND OTHER DEDUCTIONS

Deductions from Purchase Payments

No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s).


Withdrawal Charge (Contingent Deferred Sales Charge)

You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date.

There are no withdrawal charges on amounts withdrawn up to 15% of the amount of purchase payments each Contract Year. Amounts withdrawn in excess of this may be subject to a withdrawal charge. Amounts not subject to a withdrawal charge and not withdrawn in a Contract Year are not carried over to later Contract Years. Withdrawal charges, if applicable, will be deducted from the amount paid.

For purposes of calculating the amount of the withdrawal charge, withdrawals are assumed to come from purchase payments first, beginning with the oldest payment. Withdrawals made after all purchase payments have been withdrawn, will not be subject to a withdrawal charge. For partial withdrawals, the Contract Value will be adjusted to reflect the amount of payment requested by the Owner, any withdrawal charge, any applicable taxes and any Market Value Adjustment. Withdrawal charges may also be applicable during the annuity payout period.

Withdrawals in excess of the free withdrawal amount will be subject to a withdrawal charge as set forth below:

                                               Applicable
                                               Withdrawal
Complete Years Since                             Charge
Purchase Payment was Made                      Percentage
-------------------------                      ----------
0 YEARS.....................................       6%
1 YEAR......................................       6%
2 YEARS.....................................       5%
3 YEARS.....................................       5%
4 YEARS.....................................       4%
5 YEARS.....................................       3%
6 YEARS OR MORE ............................       0%


Withdrawal charges will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. In addition, federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page 29.

The Company will waive any withdrawal charge prior to the Payout Start Date if:

     1) at least 30 days after the Contract Date any Owner (or Annuitant if the Owner is not a natural person) is first confined to a long term care facility or hospital for at least 90 consecutive days, confinement is prescribed by a physician and is medically necessary, and the request for a withdrawal and adequate written proof of confinement are received by us no later than 90 days after discharge; or

     2) at least 30 days after the Contract Date any Owner (or Annuitant if the Owner is not a natural person) is first diagnosed with a terminal illness; or

     3) the Owner, or, if the Owner is not a living individual, the Annuitant, becomes unemployed at least one year after the Contract Date; the Owner, or, if the Owner is not a living individual, the Annuitant, receives at least 30 consecutive days of Unemployment Compensation as defined in the Contract, for that unemployment; and the Owner, or if the Owner is not a living individual, the Annuitant, request the waiver within 180 days of the Owner's, or, if the Owner is not a living individual, the Annuitant's, initial receipt of Unemployment Compensation, as defined in the Contract.

The laws of your state may limit the  availability of these waivers and may also
change  certain  terms  and/or  benefits  available  under  the  waivers.   Such
withdrawals will not be subject to a Market Value Adjustment.

The withdrawal  charge will also be waived on  withdrawals  taken to satisfy IRS
required  minimum   distribution  rules.  This  waiver  is  permitted  only  for withdrawals which satisfy distributions resulting from this Contract.

Contract Maintenance Charge

A contract maintenance charge is deducted annually from the Contract Value to reimburse the Company for its costs in maintaining each Contract and the Variable Account. The Company guarantees that the amount of this charge will not exceed $35 per Contract Year over the life of the Contract. Prior to the Payout Start Date, this charge will be waived if the total purchase payments are $50,000 or more on a Contract Anniversary or if all money is allocated to the Fixed Account on the Contract Anniversary. After the Payout Start Date, this charge will be waived if total purchase payments are $50,000 or more or if all payments are Fixed Amount Income Payments as of the Payout Start Date.

Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies.

The contract maintenance charge will be deducted from the Contract Value invested in each Sub-account of the Variable Account on each contract anniversary prior to the Payout Start Date. The contract maintenance charge will not be deducted from the Fixed Account Options. The amount deducted for the contract maintenance charge will be in the same proportion that the Owner's value in each bears to the Owner's total value in all Sub-accounts of the Variable Account. After the Payout Start Date, a pro rata share of the annual contract maintenance charge will be deducted from each income payment. For example, 1/12 of the $35, or $2.92, will be deducted if there are twelve income payments during the Contract Year. A pro-rated contract maintenance charge will be deducted if the Contract is terminated on any date other than a Contract Anniversary.


Administrative Expense Charge

The Company will deduct an administrative expense charge which is equal, on an annual basis, to .10% of the daily net assets the Owner has allocated to the Sub-accounts of the Variable Account. This charge is designed to cover actual administrative expenses which exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.


Mortality and Expense Risk Charge

The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 1.05% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. For Contracts with the optional Enhanced Death Benefit Rider, the mortality and expense risk charge will be deducted daily, at a rate equal on an annual basis to 1.27% of the daily net assets in the Variable Account. For Contracts with the optional Enhanced Death and Income Benefit Combination Rider, the mortality and expense risk charge will be deducted daily, at a rate equal on an annual basis to 1.49% of the daily net assets in the Variable Account. The Company guarantees that the percentage for this charge will not increase over the life of the Contract.

The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables in Your Contract.

The expense risk arises from the possibility that the contract maintenance and administrative expense charge, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.

The Company expects to make a profit from this charge, which it may use to pay for, among other things, expenses associated with the distribution of the Contracts.

Premium Taxes

The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. Current premium tax rates range from 0 to 3.5%. The Company reserves the right to deduct premium taxes from the purchase payments.

At the Payout Start Date, the charge for premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.


Transfer Charges

The Company reserves the right to assess a $10 charge on each transfer in excess of 12 per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Portfolio Rebalancing. The Company is presently waiving this charge.


Fund Expenses

Complete descriptions of the expenses and deductions from the Portfolios are found in the prospectuses for the Funds.


GENERAL MATTERS

Owner

The Owner has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person.


Beneficiary

Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

Unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the Owner and there are no other surviving beneficiaries or if the Owner does not name a Beneficiary, the new Beneficiary will be: the Owner's
spouse  if  living;  otherwise,  the  Owner's  children,   equally,  if  living;
otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.


Assignments

The Company will not honor an assignment of an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign benefits under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.


Delay of Payments

Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

2.   An emergency  exists as defined by the Securities and Exchange  Commission;
     or

3. The Securities and Exchange Commission permits delay for the protection of the Owners. Payments or transfers from the Fixed Account may be delayed for up to 6 months. If payment or transfer is delayed for 30 days or more, the Company will pay interest as required by applicable law.

Modification

The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or to make any changes required by the Code or by any other applicable law.


Customer Inquiries

The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or the Company at:

GLENBROOK LIFE AND ANNUITY COMPANY
POST OFFICE BOX 94042
PALATINE, ILLINOIS 60094-4042
1-(800) 526-4827

FEDERAL TAX MATTERS

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If You are concerned about any tax consequences with regard to your individual circumstances, You should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral

Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a "natural person," (see "Non-Natural Owners" below for exception) (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department Regulations, and (3) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.


Non-Natural Owners

As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by non-natural persons which are discussed in the Statement of Additional Information.


Diversification Requirements

For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Portfolios or their investments, the Company expects the Portfolios to meet the diversification requirements.


Ownership Treatment

In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account.

The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In those circumstances, income and gains from the Variable Account assets would be includible in the Contract Owners' gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that the Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of a pro rata share of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

Delayed Maturity Date

If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.


Taxation of Partial and Full Withdrawals

In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value, without regard to any surrender charge, exceeds the investment in the contract. The contract value is the sum of all account values. No matter which account a withdrawal is made from, all account values are combined and the total contract value is used to determine the amount of taxable income. The investment in the contract is the gross premium or other consideration paid for the contract reduced by any amounts previously received from the contract to the extent such amounts were properly excluded from the owner's gross income. There is no definitive guidance on the proper tax treatment of Market Value Adjustments, and you should contact a competent tax advisor with respect to the potential tax consequences of Market Value Adjustments. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, can be excluded from income. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. As described elsewhere in the prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.

Taxation of Annuity Payments

Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. Once the total amount of the investment in the contract is excluded using these ratios, the annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the annuitant for his last taxable year.


Taxation of Annuity Death Benefits

Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows:
(1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.


Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the owner attaining age 59-1/2. However, there should be no penalty tax on distributions to owners (1) made on or after the date the owner attains age 59-1/2; (2) made as a result of an owner's death or disability; (3) made in substantially equal periodic payments over life or life expectancy; (4) made under an immediate annuity; or (5) attributable to an investment in the contract before August 14, 1982. Similar rules apply for distributions from qualified contracts. A competent tax advisor should be consulted to determine if any other exceptions to the penalty apply to your specific circumstances.

Aggregation of Annuity Contracts

All non-qualified deferred annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code;
(2) Roth Individual Retirement Annuities under Section 408 A of the Code; (3) Simplified Employee Pension Plans under Section 408(k) of the Code; (4) Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code; (5) Tax Sheltered Annuities under Section 403(b) of the Code; (7) Corporate and Self Employed Pension and Profit Sharing Plans; and (8) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.

Restrictions Under Section 403(b) Plans

Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non- profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another
Section 403(b) plans.

Roth Individual Retirement Annuities

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.


Income Tax Withholding

The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of
(1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years,or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.


DISTRIBUTION OF THE CONTRACTS

Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, a wholly owned subsidiary of Allstate Life, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Contracts are sold by registered representatives of unaffiliated broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency and who have entered into a selling agreement with ALFS and the Company to sell the Contract. In some states, Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Commissions paid may vary, but in aggregate are not anticipated to exceed 8.00% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase payments have been held under a Contract, and Contract Values. A persistency bonus is not expected to exceed 0.25%, on an annual basis, of the Contract Values considered in connection with the bonus. These commissions are intended to cover distribution expenses. The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

VOTING RIGHTS

The Owner or anyone with a voting interest in the Sub-account of the Variable Account may instruct the Company on how to vote at shareholder meetings of each Fund. The Company will solicit and cast each vote according to the procedures set up by the Fund and to the extent required by law. Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast. The Company reserves the right to vote Fund shares in its own right, to the extent permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

Before the Payout Start Date, the Owner holds the voting interest in the Sub-account of the Variable Account. (The number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible Portfolio.)

After the Payout Start Date, the person receiving income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible Portfolio.

SELECTED FINANCIAL DATA

The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this prospectus beginning on page F-1.

Glenbrook Life and Annuity Company
Selected Financial Data
(in Thousands)

Year-End
Financial Data               1997      1996      1995     1994     1993
--------------               ----      ----      ----     ----     ----
For   The    Years
Ended
  December 31:
  Income Before Income
   Tax Expense..           $ 8,764  $   3,774   $  4,455  $ 2,017  $  836
   Net Income                5,686      2,435      2,879    1,294     529
As of December 31:
  Total Assets..         3,351,541  2,404,527  1,409,705  750,245 169,361

MANAGEMENT'S DISCUSSION AND
ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

For the Year Ended December 31, 1997.

The following discussion highlights significant factors influencing results of operations and changes in financial position of Glenbrook Life and Annuity Company (the "Company"). It should be read in conjunction with the financial statements and related notes.

The Company, a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation, markets life insurance and annuity products through banks and broker-dealers.

The Company issues flexible premium deferred variable annuity contracts and variable life policies, the assets and liabilities of which are legally segregated and reflected as Separate Account assets and liabilities. Separate Account assets and liabilities are carried at fair value in the statements of financial position. Certain of the Separate Account investment portfolios were initially funded with a $10.0 million seed money contribution from the Company in 1995. During 1997, the Company liquidated its funding in the Separate Account investment portfolios. Investment income and realized gains and losses of the Separate Accounts, other than the portion related to the Company's participation, accrue directly to the contractholders (net of fees) and, therefore, are not included in the Company's statements of operations.

Results of Operations

                                1997      1996      1995
                               ------    ------    -----
Net investment income.....     $ 5,304   $ 3,774  $ 3,996
                               =======   =======  =======
Realized  capital  gains  and
losses,
   after-tax .............     $ 2,249   $    --  $   298
                               =======   =======  =======
Net income................     $ 5,686   $ 2,435  $ 2,879
                               =======   =======  =======
Investments ..............     $90,474   $50,676  $50,917
                               =======   =======  =======


The Company and ALIC entered into a reinsurance agreement effective June 5, 1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. The Company's results of operations include only investment income and realized capital gains and losses earned on the assets of the Company that are not transferred to ALIC under the reinsurance agreement.

Net income increased $3.3 million in 1997 due to realized capital gains arising primarily from the withdrawal of the seed money from the Separate Account and the increase in net investment income. The $444 thousand decrease in net income in 1996 reflects the decrease in net investment income and realized capital gains.

Pretax net investment income in 1997 increased 40.5%, or $1.5 million, to $5.3 million compared to $3.8 million in 1996. This higher net investment income was caused by a significant increase in the level of investments primarily arising from a $20.0 million capital contribution received from ALIC in January 1997 and the liquidation of the Company's seed money investment in the Separate Account, partially offset by an increase in investment expenses. Net investment income decreased $222 thousand in 1996 due to the impact of the Company's $10.0 million original investment in the variable funds of the Separate Account, whose assets are invested predominantly in equity securities. The dividend yield on the variable funds is significantly below the level of interest earned on fixed income securities in which the $10.0 million was invested prior to the fourth quarter of 1995. This decrease in income was partially offset by additional investment income earned on the higher investment balances arising from positive cash flows from operating activities in 1996.

Realized capital gains after tax of $2.2 million in 1997 were associated primarily with the withdrawal of the investment in Separate Account portfolios. Realized capital gains after tax of $298 thousand in 1995 were the result of sales of investments to fund the Company's participation in the Separate Accounts.


Financial Position

                                        1997        1996
                                        ----        ----
                                        ($ in thousands)
Fixed income securities(1)......... $   86,243  $   49,389
Short-term investments.............      4,231       1,287
  Total investments................ $   90,474  $   50,676
                                    ==========  ==========
Reinsurance recoverable from ALIC.. $2,637,983  $2,060,419
                                    ==========  ==========
Separate Account assets............ $  620,535  $  272,420
                                    ==========  ==========
Contractholder funds............... $2,637,983  $2,060,419
                                    ==========  ==========
Separate Account liabilities....... $  620,535  $  260,290
                                    ==========  ==========
------------------

(1) Fixed income securities are carried at fair value. Amortized cost for these securities was $81,369 and $46,925 at December 31, 1997 and 1996, respectively.

The Company's fixed income securities portfolio consists of mortgage-backed securities, U.S. government bonds, publicly traded corporate bonds and tax-exempt municipal bonds. The Company generally holds its fixed income securities for the long term, but has classified all of these securities available for sale to allow maximum flexibility in portfolio management.

Investments grew $39.8 million, or 78.5%, during 1997. The increase in investments is primarily due to the receipt of a $20.0 million capital contribution from ALIC in January 1997 and liquidation of the seed money from the Separate Account during 1997. In addition, at December 31, 1997, unrealized net capital gains on the fixed income securities portfolio were $4.9 million compared to $2.5 million as of December 31, 1996, primarily attributable to the increase in the Company's fixed income securities portfolio during 1997.

At the end of 1997, all of the Company's fixed income securities portfolio is rated investment grade, with a National Association of Insurance Commissioners ("NAIC") rating of 1 or a Moody's rating of Aaa, Aa or A.

At December 31, 1997 and 1996, $31.9 million and $16.4 million, respectively, of the fixed income securities portfolio were invested in mortgage-backed securities ("MBS"). At December 31, 1997, all of the MBS had underlying collateral that is guaranteed by U.S. government entities, thus credit risk was minimal.

MBS, however, are subject to interest rate risk as the duration and ultimate realized yield are affected by the rate of repayment of the underlying mortgages. The Company attempts to limit interest rate risk by purchasing MBS whose cost does not significantly exceed par value, and with repayment protection to provide a more certain cash flow to the Company. At December 31, 1997, the amortized cost of the MBS portfolio was below par value by $417 thousand and over 31% of the MBS portfolio was invested in planned amortization class bonds. This type of MBS is purchased to provide additional protection against rising interest rates.

The Company closely monitors its fixed income securities portfolio for declines in value that are other than temporary. Securities are placed on non-accrual status when they are in default or when the receipt of interest payments is in doubt.

The Company's short-term investment portfolio was $4.2 million and $1.3 million at December 31, 1997 and 1996, respectively. The Company invests available cash balances primarily in taxable short-term securities having a final maturity date or redemption date of one year or less.

During 1997, contractholder funds and amounts recoverable from ALIC under the reinsurance agreement increased by $577.6 million. The increases resulted from sales of the Company's single and flexible premium deferred annuities, interest credited to contractholders, partially offset by surrenders, withdrawals and benefits paid. Reinsurance recoverable from ALIC relates to contract benefit obligations ceded to ALIC.

Separate Account assets increased by $348.1 million and Separate Account liabilities increased by $360.2 million as compared with December 31, 1996. The increases were primarily attributable to increased sales of flexible premium deferred variable annuity contracts and the favorable investment performance of the Separate Account investment portfolios, partially offset by variable annuity surrenders and withdrawals. Additionally, the Separate Account asset was reduced by the Company's liquidation of its seed money investment during 1997.

Market Risk

Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. The Company's primary market risk exposure is to changes in interest rates. Interest rate risk is the risk that the Company will incur economic losses due to adverse changes in interest rates, as the Company invests substantial funds in interest-sensitive assets. One way to quantify this exposure is duration. Duration measures the sensitivity of the fair value of assets to changes in interest rates. For example, if interest rates increase 1%, the fair value of an asset with a duration of 5 years is expected to decrease in value by approximately 5%. At December 31, 1997, the Company's asset duration was approximately 5.3 years.

To calculate duration, the Company projects asset cash flows, and discounts them to a net present value basis using a risk-free market rate adjusted for credit quality, sector attributes, liquidity and other specific risks. Duration is calculated by revaluing these cash flows at an alternative level of interest rates, and determining the percentage change in fair value from the base case. The projections include assumptions (based upon historical market and Company specific experience) reflecting the impact of changing interest rates on the prepayment and/or option features of instruments, where applicable. Such assumptions relate primarily to mortgage-backed securities, collateralized mortgage obligations, and municipal and corporate obligations.

Based upon the information and assumptions the Company uses in its duration calculation and in effect at December 31, 1997, management estimates that a 100 basis point immediate, parallel increase in interest rates ("rate shock") would decrease the net fair value of its total investments by approximately $4.5 million. The selection of a 100 basis point immediate rate shock should not be construed as a prediction by the Company's management of future market events; but rather, to illustrate the potential impact of such an event.

To the extent that actual results differ from the assumptions utilized, the Company's duration and rate shock measures could be significantly impacted. Additionally, the Company's calculation assumes that the current relationship between short-term and long-term interest rates (the term structure of interest rates) will remain constant over time. As a result, these calculations may not fully capture the impact of non-parallel changes in the term structure of interest rates and/or large changes in interest rates.

In formulating and implementing policies for investing new and existing funds, AIC, as parent company of ALIC, administers and oversees investment risk management processes primarily through three oversight bodies: the Boards of Directors and Investment Committees of its operating subsidiaries, and the Credit and Risk Management Committee ("CRMC"). The Boards of Directors and Investment Committees provide executive oversight of investment activities. The CRMC is a senior management committee consisting of the Chief Investment Officer, the Investment Risk Manager, and other investment officers who are responsible for the day-to-day management of market risk. The CRMC meets at least monthly to provide detailed oversight of investment risk, including market risk.

AIC has investment guidelines that define the overall framework for managing market and other investment risks, including the accountabilities and controls over these activities. In addition, AIC has specific investment policies for each of its affiliates, including the Company, that delineate the investment limits and strategies that are appropriate for the Company's liquidity, surplus, product and regulatory requirements.


Liquidity and Capital Resources

In January 1997, a $20.0 million capital contribution that was accrued at December 31, 1996 was received from ALIC.

Under the terms of reinsurance agreements, premiums and deposits on universal life policies and investment contracts, excluding those relating to Separate Accounts, are transferred to ALIC, which maintains the investment portfolios supporting the Company's products. The Company continues to have primary liability as a direct insurer for risks reinsured.

The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1997, RBC for the Company was significantly above a level that would require regulatory action.


Year 2000

The Company is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of the Company's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed or replaced, ("Year 2000 Issue"). The Company believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect the Company. In 1995, AIC commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes the Company actively working with its major external counterparties and suppliers to assess their compliance efforts and the Company's exposure to them. The Company presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. Year 2000 costs are and will be expensed as incurred.


Pending Accounting Standards

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 130 "Reporting Comprehensive Income" and SFAS No. 131 "Disclosures About Segments of an Enterprise and Related Information." SFAS No. 130 requires the presentation of comprehensive income in the financial statements. Comprehensive income is a measurement of all changes in equity that result from transactions and other economic events other than transactions with stockholders.
The requirements of this statement will be adopted effective January 1, 1998.

SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and quarterly reporting. Under this statement, segments are determined using the "management approach" for financial statement reporting. The management approach is based on the way an enterprise makes operating decisions and assesses performance of its businesses. The Company is currently reviewing the requirements of the SFAS and has yet to determine its impact on its current reporting segments. The requirements of this statement will be adopted effective December 31, 1998.

In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: a) an assessment has been imposed or it is probable that an assessment will be imposed, b) the event obligating an entity to pay an assessment has occurred and c) the amount of the assessment can be reasonably estimated. The requirements of this standard will be adopted in 1999 and are not expected to have a material impact on the results of operations, cash flows or financial position of the Company. The SOP is expected to be adopted in 1999.

In March 1998, the Accounting Standards Executive Committee of the AICPA issued SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP provides guidance on accounting for the costs of computer software developed or obtained for internal use. Specifically, certain external, payroll and payroll related costs should be capitalized during the application development state of a project and depreciated over the computer software's useful life. The Company currently expenses these costs as incurred and is evaluating the effects of this SOP on its accounting for internally developed software. The SOP is expected to be adopted in 1998.


Forward-Looking Statements

The statements contained in this Management's Discussion and Analysis that are not historical information are forward-looking statements that are based on management's estimates, assumptions and projections. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements.


MANAGEMENT'S DISCUSSION AND
ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
For the Six Month Period Ended June 30, 1998

The Company, a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"), markets life insurance and annuity products through banks and broker-dealers.

The Company issues flexible premium deferred variable annuity contracts and variable life policies, the assets and liabilities of which are legally segregated and reflected as Separate Account assets and liabilities. Separate Account assets and liabilities are carried at fair value in the statements of financial position. Certain of the Separate Account investment portfolios were initially funded with a $10.0 million seed money contribution from the Company in 1995. During 1997, the Company liquidated its funding in the Separate Account investment portfolios. Investment income and realized gains and losses of the Separate Accounts, other than the portion which related to the Company's participation, accrue directly to the contractholders (net of fees) and, therefore, are not included in the Company's statements of operations.


Results of Operations

                            Three months      Six months
                           ended June 30,  ended June 30,
                           --------------  --------------
                           1998     1997     1998    1997
                           ----     ----     ----    ----
                                  ($ in thousands)

Net investment
   income...............  $ 1,541  $ 1,292 $ 3,127  $ 2,534
                          =======  ======= =======  =======
Realized capital gains
   and losses, after-
   tax..................  $    --  $   766 $    --  $   770
                          =======  ======= =======  =======
Net income..............  $  999   $ 1,603 $ 2,062  $ 2,411
                          =======  ======= =======  =======
Investments.............  $94,147  $72,544 $94,147  $72,544
                          ======= ======== =======  =======

The Company and ALIC entered into a reinsurance agreement effective June 5, 1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. The Company's results of operations include only investment income and realized capital gains and losses earned on the assets of the Company that are not transferred to ALIC under the reinsurance agreement.

Net income for the three-month and six-month periods ended June 30, 1998 decreased $604 thousand and $349 thousand, respectively, compared with the same periods in 1997. Increased investment income was more than offset by decreased realized capital gains in both periods. Realized capital gains in 1997 were associated primarily with the withdrawal of the Company's seed money investment in Separate Account portfolios.

Pretax net investment income increased 19.3% and 23.4% in the second quarter and the first six months of 1998, respectively, from the comparable 1997 periods. Additional investment income was earned on higher investment balances arising from positive cash flows from operating activities.

Financial Position

                                       June 30,     December 31,
                                        1998           1997
                                        ----           ----
                                         ($ in thousands)

Fixed income securities (1)........    $   93,021   $   86,243
Short-term investments.............         1,126        4,231
                                       ----------   ----------
    Total investments..............    $   94,147   $   90,474
                                       ----------   ----------
Reinsurance recoverable from
    ALIC...........................    $2,843,210   $2,637,983
                                       ----------   ----------
Separate Account assets and
    liabilities....................    $  849,776   $  620,535
                                       ==========   ==========

Contractholder funds...............    $2,843,210   $2,637,983
                                       ==========   ==========
 -----------------

(1) Fixed income securities are carried at fair value. Amortized cost for these securities was $87,553 and $81,369 at June 30, 1998 and December 31, 1997, respectively.

The Company's fixed income securities portfolio consists of mortgage-backed securities, publicly traded corporate bonds, U.S. government bonds and tax-exempt municipal bonds. The Company generally holds its fixed income securities for the long term, but has classified all of these securities as available for sale to allow maximum flexibility in portfolio management.

Total investments increased to $94.1 million at June 30, 1998 from $90.5 million at December 31, 1997. The increase in investments is primarily due to amounts invested from positive cash flows generated from operations and an increase in unrealized net capital gains on the fixed income securities portfolio. At June 30, 1998, unrealized net capital gains on fixed income securities were $5.5 million compared to $4.9 million at December 31, 1997.

At June 30, 1998, all of the Company's fixed income securities portfolio is rated investment grade, with a National Association of Insurance Commissioners rating of 1 or 2 or a Moody's rating of Aaa, Aa, A, or Baa, or a comparable Company internal rating.

The Company's short-term investment portfolio was $1.1 million and $4.2 million at June 30, 1998 and December 31, 1997, respectively. The Company invests available cash balances primarily in taxable short-term securities having a final maturity date or redemption date of one year or less.

During 1998, contractholder funds and amounts recoverable from ALIC under the reinsurance agreement increased by $205.2 million. The increases resulted from sales of the Company's single and flexible premium deferred annuities and interest credited to contractholders, partially offset by surrenders, withdrawals and benefits paid. Reinsurance recoverable from ALIC relates to contract benefit obligations ceded to ALIC.

Separate Account assets and liabilities increased by $229.2 million as compared with December 31, 1997. The increases were primarily attributable to sales of flexible premium deferred variable annuity contracts and the favorable investment performance of the Separate Account investment portfolios, partially offset by variable annuity surrenders and withdrawals.


Liquidity and Capital Resources

Under the terms of reinsurance agreements, premiums and deposits on universal life policies and annuity contracts, excluding those relating to Separate Accounts, are transferred to ALIC, which maintains the investment portfolios supporting the Company's products. The Company continues to have primary liability as a direct insurer for risks reinsured.


Year 2000

The Company is heavily dependent upon complex computer systems for all phases of its operations, including customer service, and policy and contract administration. Since many of the Company's older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if the software is not reprogrammed, remediated or replaced ("Year 2000 Issue"). The Company believes that many of its counterparties and suppliers also have Year 2000 Issues which could affect the Company. In 1995, AIC commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes the Company actively working with its major external counterparties and suppliers to assess their compliance efforts and the Company's exposure to them. The Company presently believes that it will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect its results of operations, liquidity or financial position. The Company is working closely with its business partners, counterparties and suppliers in an effort to bring all communications, facilities, software and systems into Year 2000 compliance. Year 2000 costs are expensed as incurred.

Pending Accounting Standards

In June 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 redefines how segments are determined and requires additional segment disclosures for both annual and quarterly reporting. Under this Statement, segments are determined using the "management approach" for financial statement reporting. The management approach is based on the way an enterprise makes operating decisions and assesses performance of its businesses. The Company is currently reviewing the requirements of the Statement and has not determined the impact on its current reporting. The requirements of this Statement will be adopted effective December 31, 1998.

In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. The requirements of this Statement are expected to be adopted in 1999 and are not expected to have a material impact on the results of operations, cash flows or financial position of the Company.

Forward-Looking Statements

The statements contained in this Management's Discussion and Analysis that are not historical information are forward-looking statements that are based on management's estimates, assumptions and projections. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under The Securities Act of 1933 and The Securities Exchange Act of 1934 for forward-looking statements.


COMPETITION

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 2,000 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurer's claims-paying ability, quality of investments and overall stability. A.M. Best Company assigns A+ (Superior) to Allstate Life which automatically reinsures all net business of the Company. A.M. Best Company also assigns the Company the rating of A+(r) because the Company automatically reinsures all net business with Allstate Life. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to Glenbrook Life's claims-paying ability and Moody's assigns an Aa2 (Excellent) financial strength rating to Glenbrook Life. These ratings do not relate to the investment performance of the Variable Account.


EMPLOYEES

As of December 31, 1997, the Company had approximately 125 employees at its home office in Northbrook, Illinois.


PROPERTIES

The Company occupies office space provided by Allstate Insurance Company, in Northbrook, Illinois. Expenses associated with these offices are allocated on a direct and indirect basis to the Company.


STATE AND FEDERAL REGULATION

The insurance business of the Company is subject to comprehensive and detailed regulation and supervision throughout the United States. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

Under insurance guaranty fund law, in most states, insurers doing business therein can be assessed up to prescribed limits for contract owner losses incurred as a result of company insolvencies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

In addition, several states, including Illinois, regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.



EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER, II, 53, Chief Executive Officer and Chairman of the Board and Director (1995)* Also Director (1986-Present) and Senior Vice President (1995-Present) of Allstate Insurance Company; Director (1991-Present) of Allstate Life Financial Services, Inc.; Director (1986-Present) and President (1990-Present) Allstate Life Insurance Company; Director (1983-Present) and Chairman of the Board (1990-Present) of Allstate Life Insurance Company of New York; Director (1990-1997), Chairman of the Board of Directors and Chief Executive Officer (1995-1997), Chairman of the Board of Directors and President (1990-1995) of Glenbrook Life Insurance Company; Director and Chairman of the Board (1995-Present) of Laughlin Group Holdings, Inc.; Director and Chairman of the Board of Directors and Chief Executive Officer (1989-Present) Lincoln Benefit Life Company; Director (1986-Present), Chairman of the Board of Directors and Chief Executive Officer (1995-Present) of Northbrook Life Insurance Company; and Chairman of the Board of Directors and Chief Executive Officer (1995-Present) Surety Life Insurance Company.

PETER H. HECKMAN, 53, President, Chief Operating Officer and Director (1996)* Also Director and Vice President (1988-Present) of Allstate Life Insurance Company; Director (1990-1996), Vice President (1989-Present), Allstate Life Insurance Company of New York; Director (1990-1997), President and Chief Operating Officer (1996-1997), and Vice President (1990-1996), Glenbrook Life Insurance Company; Director (1995-Present) and Vice Chairman of the Board (1996-Present) Laughlin Group Holdings, Inc.; Director (1990-Present) and Vice Chairman of the Board (1996-Present) Lincoln Benefit Life Company; Director (1988-Present) President and Chief Operating Officer (1996-Present), and was Vice President (1989-1996), Northbrook Life Insurance Company; and Director
(1995-Present) and Vice Chairman of the Board (1996-Present) Surety Life Insurance Company.

MICHAEL J. VELOTTA, 52, Vice President, Secretary, General Counsel, and Director
(1992)* Also Director and Secretary (1993-Present) of Allstate Life Financial Services, Inc.; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Allstate Life Insurance Company of New York; Director (1992-1997) Vice President, Secretary and General Counsel (1993-1997) Glenbrook Life Insurance Company; Director and Secretary (1995-Present) Laughlin Group Holdings, Inc.; Director (1992-Present) and Assistant Secretary (1995-Present) Lincoln Benefit Life Company; Director (1992-Present) Vice President, Secretary and General Counsel (1993-Present) Northbrook Life Insurance Company; and Director and Assistant Secretary (1995-Present) Surety Life Insurance Company.

JOHN R. HUNTER, 43, Senior Vice President (1997) and Director (1996)*
Also Assistant Vice President (1990-Present) Allstate Life Insurance Company; Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; President and Chief Executive Officer (1998-Present) Allstate Life Financial Services Inc.; Director (1996-1997) Glenbrook Life Insurance Company; and Director (1994-Present) and Assistant Vice President (1990-Present) Northbrook Life Insurance Company.

G. CRAIG WHITEHEAD, 52, Senior Vice President and Director (1995)*
Also Assistant Vice President (1991-Present) Allstate Life Insurance Company; Director (1994-1997) Assistant Vice President (1991-1997) Glenbrook Life Insurance Company; Assistant Vice President (1992-Present) Secretary (1995) Glenbrook Life and Annuity Company; Director (1995-Present); Vice President (1997-Present) Laughlin Group Holdings, Inc.

MARLA G. FRIEDMAN, 44, Vice President (1996)*
Also Director (1991-Present) and Vice President (1988-Present) Allstate Life Insurance Company; Director (1993-1996) Allstate Life Financial Services, Inc.; Director (1997-Present) and Assistant Vice President (1996-Present) Allstate Life Insurance Company of New York; Director (1991-1996), President and Chief Operating Officer (1995-1996) and Vice President (1990-1995) and (1996-1997) Glenbrook Life Insurance Company; Director and Vice Chairman of the Board (1995-1996) Laughlin Group Holdings, Inc.; and Director (1989-1996), President and Chief Operating Officer (1995-1996) and Vice President (1996-Present) Northbrook Life Insurance Company.

KEVIN R. SLAWIN, 40, Vice President (1996) and Director (1998)*
Also Assistant Vice President and Assistant Treasurer (1995-1996) Allstate Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Financial Services, Inc.; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Allstate Life Insurance Company; Director and Vice President (1996-Present) and Assistant Treasurer
(1995-1996) Allstate Life Insurance Company of New York; Director and Vice President (1996-1997) and Assistant Treasurer (1995-1996) Glenbrook Life Insurance Company; Director (1996-Present) and Assistant Treasurer (1995-1996) Laughlin Group Holdings, Inc.; Director (1996-Present) Lincoln Benefit Life Company; Director and Vice President (1996-Present) and Assistant Treasurer (1995-1996) Northbrook Life Insurance Company; Director (1996-Present) Surety Life Insurance Company; and Assistant Treasurer and Director (1994-1995) Sears Roebuck and Co.; and Treasurer and First Vice President (1986-1994) Sears Mortgage Corporation.

CASEY J. SYLLA, 55, Chief Investment Officer (1995)*
Also Director (1995-Present ) Senior Vice President and Chief Investment Officer (1995-Present) Allstate Insurance Company; Director (1995-Present) Chief
Investment Officer (1995-Present) Allstate Life Insurance Company; Chief Investment Officer (1995-Present) Allstate Life Insurance Company of New York; Chief Investment Officer (1995-1997) Glenbrook Life Insurance Company; and Director and Chief Investment Officer (1995-Present) Northbrook Life Insurance Company. Prior to 1995 he was Senior Vice President and Executive Officer-Investments (1992-1995) of Northwestern Mutual Life Insurance Company.

JAMES P. ZILS, 47, Treasurer (1995)* Also Vice President and Treasurer (1995-Present) Allstate Insurance Company; Treasurer (1995-Present) Allstate Life Financial Services, Inc.; Treasurer (1995-Present) Allstate Life Insurance Company; Treasurer (1995-Present) Allstate Life Insurance Company of New York; Treasurer (1995-1997) Glenbrook Life Insurance Company; Treasurer (1995-Present) Laughlin Group Holdings, Inc.; and Treasurer (1995-Present) Northbrook Life Insurance Company. From 1993 to 1995, he was Vice President of Allstate Life Insurance Company. *Date elected to current office.


EXECUTIVE COMPENSATION

Executive officers of the Company also serve as officers of Allstate Life and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company. However, no officer's compensation allocated to the Company exceeded $100,000 in 1997. The allocated cash compensation of all officers of the Company as a group for services rendered in all capacities to the Company during 1997 totaled $214,774.75. Directors of the Company receive no compensation in addition to their compensation as employees of the Company.

Shares of the Company and Allstate Life are not directly owned by any director or officer of the Company. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all directors and officers of the Company as a group, does not exceed one percent of the class outstanding.


                           SUMMARY COMPENSATION TABLE
                        (Allstate Life Insurance Company)

                                                                                     Long Term Compensation
                                            Annual Compensation                  Awards      Payouts
             (a)                 (b)         (c)         (d)          (e)         (f)          (g)         (h)         (i)
                                                                                           Securities
                                                                               Restricted  Underlying      LTIP     All Other
     Name and Principal                     Salary      Bonus     Other Annual   Stock    Options/SARS   Payouts   Compensation
          Position               Year        ($)         ($)     Compensation  $Award(s)       (#)         ($)         ($)
          --------               ----        ---         ---     ------------  ---------       ---         ---         ---
Louis G. Lower, II.........      1997     $ 453,225   $ 500,000     $27,768     $280,589     $25,914    $ 570,068   $ 8,000(1)
Chief Executive Officer          1996     $ 436,800   $ 246,781     $10,246     $      0     $18,258    $       0   $ 5,250(1)
   and Chairman of the           1995     $ 416,000   $ 286,650     $17,044     $      0     $89,359    $ 411,122   $ 5,250(1)
   Board of Directors
------------------
(1)Amount  received by Mr.  Lower which  represents  the value  allocated to his account from employer contributions under The Savings and Profit Sharing Fund of Allstate  Employees and prior to 1996,  The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.


LEGAL PROCEEDINGS

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.


EXPERTS

The December 31, 1997 financial statements and financial statement schedule of the Company included in this prospectus, have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, 60601-6779, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


LEGAL MATTERS

Freedman, Levy, Kroll & Simonds, Washington, D.C., has advised the Company on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
GLENBROOK LIFE AND ANNUITY COMPANY:

We have audited the accompanying Statements of Financial Position of Glenbrook Life and Annuity Company (the "Company") as of December 31, 1997 and 1996, and the related Statements of Operations, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1997. Our audits also included Schedule IV - Reinsurance. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.




/s/ Deloitte & Touche LLP

Chicago, Illinois
February 20, 1998

                       GLENBROOK LIFE AND ANNUITY COMPANY
                        STATEMENTS OF FINANCIAL POSITION

                                                                                            December 31,
                                                                                            ------------
      ($ in thousands)                                                             1997                     1996
                                                                                ----------               ---------
      ASSETS
      Investments
         Fixed income securities, at fair value
           (amortized cost $81,369 and $46,925)                                 $        86,243         $        49,389
         Short-term                                                                       4,231                   1,287
                                                                                ---------------         ---------------
         Total investments                                                               90,474                  50,676

      Reinsurance recoverable from Allstate Life Insurance
         Company                                                                      2,637,983               2,060,419
      Net receivable from affiliates                                                          -                  18,963
      Other assets                                                                        2,549                   2,049
      Separate Accounts                                                                 620,535                 272,420
                                                                                ---------------         ---------------
               Total assets                                                     $     3,351,541         $     2,404,527
                                                                                ===============         ===============

      LIABILITIES
      Contractholder funds                                                      $     2,637,983         $     2,060,419
      Income taxes payable                                                                  609                     410
      Deferred income taxes                                                               1,772                   1,528
      Net payable to affiliates                                                           2,698                       -
      Separate Accounts                                                                 620,535                 260,290
                                                                                ---------------         ---------------
              Total liabilities                                                       3,263,597               2,322,647
                                                                                ===============         ===============

      SHAREHOLDER'S EQUITY
      Common stock, $500 par value, 4,200 shares
         authorized, issued, and outstanding                                              2,100                   2,100
      Additional capital paid-in                                                         69,641                  69,641
      Unrealized net capital gains                                                        3,168                   2,790
      Retained income                                                                    13,035                   7,349
                                                                                ---------------         ---------------
              Total shareholder's equity                                                 87,944                  81,880
                                                                                ---------------         ---------------
              Total liabilities and shareholder's equity                        $     3,351,541         $     2,404,527
                                                                                ===============         ===============


      See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF OPERATIONS

                                                                                     Year Ended December 31,
                                                                                     -----------------------
($ in thousands)                                                            1997              1996             1995
                                                                       ----------------  ---------------  ----------------
REVENUES
Net investment income                                                  $          5,304  $         3,774  $          3,996
Realized capital gains and losses                                                 3,460                -               459
                                                                       ----------------  ---------------  ----------------

INCOME BEFORE INCOME TAX EXPENSE                                                  8,764            3,774             4,455
INCOME TAX EXPENSE                                                                3,078            1,339             1,576
                                                                       ----------------  ---------------  ----------------

NET INCOME                                                             $          5,686  $         2,435  $          2,879
                                                                       ================  ===============  ================


See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                       STATEMENTS OF SHAREHOLDER'S EQUITY



                                                                              Year Ended December 31,
                                                                              -----------------------
     ($ in thousands)                                             1997                  1996                 1995
                                                              ---------------      ---------------       ---------------

     COMMON STOCK                                             $         2,100      $         2,100       $         2,100
                                                              ---------------      ---------------       ---------------

     ADDITIONAL CAPITAL PAID-IN
     Balance, beginning of year                                        69,641               49,641                49,641
     Capital contributions                                                  -               20,000                     -
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              69,641               69,641                49,641
                                                              ---------------      ---------------       ---------------

     UNREALIZED NET CAPITAL GAINS
     Balance, beginning of year                                         2,790                3,357                (1,118)
     Net change                                                           378                 (567)                4,475
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                               3,168                2,790                 3,357
                                                              ---------------      ---------------       ---------------

     RETAINED INCOME
     Balance, beginning of year                                         7,349                4,914                 2,035
     Net income                                                         5,686                2,435                 2,879
                                                              ---------------      ---------------       ---------------
     Balance, end of year                                              13,035                7,349                 4,914
                                                              ---------------      ---------------       ---------------
          Total shareholder's equity                          $        87,944      $        81,880       $        60,012
                                                              ===============      ===============       ===============



   See notes to financial statements.

                       GLENBROOK LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS



                                                                                    Year Ended December 31,
                                                                                    -----------------------
     ($ in thousands)                                                        1997             1996                1995
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                         $      5,686      $      2,435       $      2,879
     Adjustments to reconcile net income to net cash
        provided by operating activities
           Depreciation, amortization and other non-cash
            items                                                                 29                 -                  -
           Realized capital gains and losses                                  (3,460)                -               (459)
           Change in deferred income taxes                                        41                 4                (39)
           Changes in other operating assets and liabilities                   1,160              (510)             1,217
                                                                        ------------      ------------       ------------
             Net cash provided by operating activities                         3,456             1,929              3,598
                                                                        ------------      ------------       ------------


     CASH FLOWS FROM INVESTING ACTIVITIES
     Fixed income securities
        Proceeds from sales                                                    1,405                 -              7,836
        Investment collections                                                14,217             2,891              1,568
        Investment purchases                                                 (50,115)           (5,667)            (1,491)
     Participation in Separate Accounts                                       13,981              (232)           (10,069)
     Change in short-term investments, net                                    (2,944)              815             (1,178)
                                                                        ------------      ------------       ------------
             Net cash used in investing activities                           (23,456)           (2,193)            (3,334)
                                                                        ------------      ------------       ------------

     CASH FLOWS FROM FINANCING ACTIVITIES
     Capital contribution                                                     20,000                 -                  -
                                                                        ------------      ------------       ------------
             Net cash provided by financing activities                        20,000                 -                  -
                                                                        ------------      ------------       ------------

     NET (DECREASE) INCREASE IN CASH                                               -              (264)               264
     CASH AT BEGINNING OF YEAR                                                     -               264                  -
                                                                        ------------      ------------       ------------
     CASH AT END OF YEAR                                                $          -      $          -       $        264
                                                                        ============      ============       ============

     SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION
     Noncash financing activity:
         Capital contribution receivable from
            Allstate Life Insurance Company                             $          -      $     20,000       $          -
                                                                        ============      ============       ============



See notes to financial statements.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


1.   General

Basis of presentation
The accompanying financial statements include the accounts of Glenbrook Life and Annuity Company (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). On June 30, 1995, Sears, Roebuck and Co. ("Sears") distributed its 80.3% ownership in the Corporation to Sears common shareholders through a tax-free dividend (the "Distribution"). These financial statements have been prepared in conformity with generally accepted accounting principles.

To conform with the 1997 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

Nature of operations
The Company markets life insurance and annuity products in the United States through banks and broker-dealers. Life insurance includes both interest-sensitive and variable life insurance products. Annuities include deferred annuities, such as variable annuities and fixed rate flexible premium annuities. The Company has entered into exclusive distribution arrangements with management investment companies to market its variable annuity contracts.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary withdrawal or surrender by customers, subject to applicable surrender charges. These policies and contracts are reinsured with ALIC (see
Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses. In order to support competitive crediting rates and limit interest rate risk, ALIC , as the Company's reinsurer, adheres to a basic philosophy of matching assets with related liabilities while maintaining adequate liquidity and a prudent and diversified level of credit risk.

The Company monitors economic and regulatory developments which have the potential to impact its business. There continues to be new and proposed federal and state regulation and legislation that would allow banks greater participation in the securities and insurance businesses, which will present an increased level of competition for sales of the Company's life and annuity products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Although the Company currently benefits from agreements with financial services entities who market and distribute its products, consolidation within that industry and specifically, a change in control of those entities with which the Company partners, could affect the Company's sales.

Enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; (2) increasing competition in capital markets; and (3) reopening stock/mutual company disagreements related to such issues as taxation disparity between mutual and stock insurance companies.

The Company is authorized to sell life and annuity products in all states except New York, as well as in the District of Columbia. The Company is also authorized to sell variable annuities in Puerto Rico. The top geographic locations for statutory premiums and deposits earned by the Company are Florida, Pennsylvania, California, Texas and Michigan for the year ended December 31, 1997. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and contract charges are ceded to ALIC under reinsurance agreements.


2.   Summary of Significant Accounting Policies

Investments
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ( "available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost which approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Investment income consists primarily of interest, which is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

Reinsurance
The Company and ALIC  entered into a  reinsurance  agreement  effective  June 5,
1992. All business issued subsequent to that date is ceded to ALIC. Life insurance in force prior to that date is ceded to non-affiliated reinsurers. Contract charges, credited interest, policy benefits and certain expenses are ceded to ALIC and reflected net of such cessions in the statements of operations. The amounts shown in the Company's statements of operations relate to the investment of those assets of the Company that are not transferred to ALIC under the reinsurance agreements. Reinsurance recoverable and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Recognition of premium revenue and contract charges
Revenues on interest-sensitive life insurance policies are comprised of contract charges and fees, and are recognized when assessed against the policyholder account balance. Revenues on annuities, which are considered investment contracts, include contract charges and fees for contract administration and surrenders. These revenues are recognized when levied against the contract balance.

Income taxes
The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates, and reflect the impact of reinsurance agreements. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value.

Separate Accounts
The Company issues flexible premium deferred variable annuity contracts and single premium variable life policies, the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as assets and liabilities of the Separate Accounts (Glenbrook Life and Annuity Company Variable Annuity Account, Glenbrook Life and Annuity Company Separate Account A, Glenbrook Life Multi-Manager Variable Account and Glenbrook Life Variable Life Separate Account A, unit investment trusts registered with the Securities and Exchange Commission).

Assets of the Separate Accounts, including the Company's ownership interest ("Participation"), are carried at fair value. Unrealized gains and losses on the Company's Participation, net of deferred income taxes, are shown as a component of shareholder's equity. Investment income and realized capital gains and losses arising from the Participation are included in the Company's statements of operations. The Company liquidated its Participation during 1997, resulting in a realized capital gain of $3,515. At December 31, 1996, the Participation amounted to $12,130.

Investment income and realized capital gains and losses of the Separate Accounts, other than the portion related to the Participation, accrue directly to the contractholders and, therefore, are not included in the Company's statements of operations. Revenues to the Company from the Separate Accounts consist of contract maintenance fees, administrative fees, mortality and expense risk charges, cost of insurance charges and tax expense charges, all of which are ceded to ALIC.

Contractholder funds
Contractholder funds arise from the issuance of individual or group policies and contracts that include an investment component, including most annuities and universal life policies. Payments received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the customer less withdrawals, mortality charges and administrative expenses. During 1997, credited interest rates on contractholder funds ranged from 3.55% to 7.45% for those contracts with fixed interest rates and from 3.70% to 7.85% for those with flexible rates.

Use of estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

3.   Related Party Transactions

Reinsurance
Contract charges ceded to ALIC were $11,641, $4,254 and $1,523 in 1997, 1996 and 1995, respectively. Credited interest, policy benefits and expenses ceded to ALIC amounted to $179,954, $113,703 and $71,905 in 1997, 1996 and 1995,
respectively.   Investment   income   earned  on  the   assets   which   support
contractholder funds is not included in the Company's financial statements as those assets are owned and managed by ALIC under the terms of reinsurance agreements.

Business operations
The Company utilizes services and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC for the operating expenses incurred by AIC on behalf of the Company. The cost to the Company is determined by various allocation methods and is primarily related to the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $5,959, $759 and $348 in 1997, 1996 and 1995, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

Laughlin Group
Laughlin Group,  Inc.  ("Laughlin")  is an indirect  wholly owned  subsidiary of
ALIC. Laughlin markets certain of the Company's flexible premium deferred variable annuity contracts and flexible premium deferred fixed annuity contracts. Sales commissions paid to Laughlin, for which the related cost was ceded to ALIC, were $945 and $8,623 during 1997 and 1996, respectively. The Company had a receivable of $850 from Laughlin at December 31, 1996, which is included in net receivable from affiliates in the statements of financial position.

4.   Investments

Fair values
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                         Gross Unrealized
                                                                         ----------------
                                                    Amortized                                         Fair
                                                      Cost           Gains          Losses            Value
                                                    ---------        -----          ------            -----

    At December 31, 1997
       U.S. government and agencies                   $ 24,419         $ 2,961      $       -        $ 27,380
       Municipal                                           656              17              -             673
       Corporate                                        25,476             840              -          26,316
       Mortgage-backed securities                       30,818           1,056              -          31,874
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 81,369         $ 4,874      $       -        $ 86,243
                                                      ========         =======      =========        ========

     At December 31, 1996
       U.S. government and agencies                   $ 24,265         $ 1,722      $      (3)       $ 25,984
       Corporate                                         6,970              96            (15)          7,051
       Mortgage-backed securities                       15,690             664              -          16,354
                                                      --------         -------      ---------        --------
         Total fixed income securities                $ 46,925         $ 2,482      $     (18)       $ 49,389
                                                      ========         =======      =========        ========


                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

Scheduled maturities
The scheduled maturities for fixed income securities are as follows at December 31, 1997:

                                                                                Amortized           Fair
                                                                                   Cost             Value
                                                                                ---------           -----

     Due in one year or less                                                    $       400     $        400
     Due after one year through five years                                            3,838            3,877
     Due after five years through ten years                                          33,245           35,102
     Due after ten years                                                             13,068           14,990
                                                                                -----------     ------------
                                                                                     50,551           54,369
     Mortgage-backed securities                                                      30,818           31,874
                                                                                -----------     ------------
        Total                                                                   $    81,369     $     86,243
                                                                                ===========     ============


Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

Net investment income

    Year Ended December 31,                                        1997              1996             1995
    -----------------------                                        ----              ----             ----

    Fixed income securities                                  $        5,014   $        3,478    $        3,850
    Short-term investments                                              231              126               113
    Participation in Separate Accounts                                  161              232                69
                                                             --------------   --------------    --------------
         Investment income, before expense                            5,406            3,836             4,032
         Investment expense                                             102               62                36
                                                             --------------   --------------    --------------
    Net investment income                                    $        5,304   $        3,774    $        3,996
                                                             ==============   ==============    ==============

Realized capital gains and losses

     Year Ended December 31,                                      1997              1996             1995
     -----------------------                                      ----              ----             ----

     Fixed income securities                                 $         (61)   $           -     $         459
     Short-term investments                                              6                -                 -
     Participation in Separate Accounts                              3,515                -                 -
                                                             -------------    -------------     -------------
         Realized capital gains and losses                           3,460                -               459
         Income taxes                                               (1,211)               -              (161)
                                                             -------------    -------------     -------------
         Realized capital gains and losses,
            after tax                                        $       2,249    $           -     $         298
                                                             =============    =============     =============

Excluding calls and prepayments, gross losses of $61 and gross gains of $459 were realized on sales of fixed income securities during 1997 and 1995, respectively.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


Unrealized net capital gains
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1997 are as follows:

                                                                Cost/                            Unrealized
                                                              Amortized           Fair              Net
                                                                 Cost             Value            Gains
                                                              ---------           -----          -----------

Fixed income securities                                        $ 81,369         $ 86,243           $ 4,874
Deferred income taxes                                          ========         ========            (1,706)
                                                                                                   -------
Unrealized net capital gains                                                                       $ 3,168
                                                                                                   =======


Change in unrealized net capital gains

Year Ended December 31,                                     1997              1996             1995
-----------------------                                     ----              ----             ----

Fixed income securities                                 $       2,410    $      (2,239)    $       6,423
Participation in Separate Accounts                             (1,829)           1,368               461
Deferred income taxes                                            (203)             304            (2,409)
                                                        -------------    -------------     -------------
Increase (decrease)  in unrealized net capital gains    $         378    $        (567)    $       4,475
                                                        =============    ==============    =============

Securities on deposit
At December 31, 1997, fixed income securities with a carrying value of $10,108 were on deposit with regulatory authorities as required by law.


5.    Financial Instruments

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions.
Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverable) and liabilities (including deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income, are generally of a short-term nature. It is assumed that their carrying value approximates fair value.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)


Financial assets
The carrying value and fair value of financial assets at December 31, are as follows:

                                                       1997                                1996
                                                       ----                                ----
                                         Carrying               Fair         Carrying              Fair
                                          Value                 Value         Value                Value
                                         --------               -----        --------              -----

Fixed income securities                $        86,243  $        86,243   $        49,389   $        49,389
Short-term investments                           4,231            4,231             1,287             1,287
Separate Accounts                              620,535          620,535           272,420           272,420


Fair values for fixed income securities are based on quoted market prices. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value approximates fair value.

Separate Accounts assets are carried in the statements of financial position at fair value.

Financial liabilities
The carrying value and fair value of financial liabilities at December 31, are as follows:

                                                     1997                                1996
                                                     ----                                ----
                                       Carrying               Fair         Carrying                Fair
                                         Value                Value          Value                 Value
                                       --------               -----        --------                -----
Contractholder funds on
     investment contracts              $     2,636,331  $     2,492,095   $     2,059,642   $     1,949,329
Separate Accounts                              620,535          620,535           260,290           260,290


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

6.  Income Taxes

For 1996 and 1995, the Company filed a separate federal income tax return. The Company will join the Corporation and its other eligible domestic subsidiaries in the filing of a consolidated federal income tax return (the "Allstate Group") for 1997 and is party to a federal income tax allocation agreement (the "Tax Sharing Agreement"). Under the Tax Sharing Agreement, the Company paid to or received from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to the Distribution, the Corporation and all of its eligible domestic subsidiaries, including the Company, joined with Sears and its domestic business units (the "Sears Group") in the filing of a consolidated federal income tax return (the "Sears Tax Group") and were parties to a federal income tax allocation agreement (the "Sears Tax Sharing Agreement"). Under the Sears Tax Sharing Agreement, the Company, through the Corporation, paid to or received from the Sears Group the amount, if any, by which the Sears Tax Group's federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Allstate Group filed a separate consolidated return, except that items such as net operating losses, capital losses or similar items, which might not be recognized in a separate return, were allocated according to the Sears Tax Sharing Agreement.

The Allstate Group and Sears Group have entered into an agreement which governs their respective rights and obligations with respect to federal income taxes for all periods prior to the Distribution ("Consolidated Tax Years"). The agreement provides that all Consolidated Tax Years will continue to be governed by the Sears Tax Sharing Agreement with respect to the Allstate Group's federal income tax liability.

The components of the deferred income tax liability at December 31, are as follows:

                                                                                     1997            1996
                                                                                     ----            ----

    Unrealized net capital gains on fixed income securities                     $       1,706   $       1,503
    Difference in tax bases of investments                                                 66              25
                                                                                -------------   -------------
       Total deferred liability                                                 $       1,772   $       1,528
                                                                                =============   =============

                    GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)

The components of income tax expense for the year ended December 31, are as follows:

                                                                1997              1996             1995
                                                                ----              ----             ----

    Current                                                      $ 3,037           $ 1,335          $ 1,615
    Deferred                                                          41                 4              (39)
                                                                 -------           -------          -------
       Total income tax expense                                  $ 3,078           $ 1,339          $ 1,576
                                                                 =======           =======          =======

The Company paid income taxes of $2,839, $2,446 and $866 in 1997, 1996 and 1995, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:

                                                               1997              1996             1995
                                                               ----              ----             ----
    Statutory federal income tax rate                          35.0%             35.0%            35.0%
    Other                                                        .1                .5               .4
                                                               ----              ----             ----
    Effective federal income tax rate                          35.1%             35.5%            35.4%
                                                               ====              ====             ====

                      GLENBROOK LIFE AND ANNUITY COMPANY
                        NOTES TO FINANCIAL STATEMENTS
                               ($ in thousands)


7.   Statutory Financial Information

The following tables reconcile net income for the year ended December 31, and shareholder's equity at December 31, as reported herein in conformity with generally accepted accounting principles with statutory net income and capital and surplus, determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities:

                                                                                  Net Income
                                                                                  ----------
                                                                    1997             1996              1995
                                                                    ----             ----              ----


Balance per generally accepted accounting principles            $     5,686       $      2,435      $      2,879
       Deferred income taxes                                             41                  4               (39)
       Unrealized gain on participation in
          Separate Accounts                                          (1,829)             1,368                 -
       Statutory investment reserves                                     93                 35              (279)
       Other                                                           (354)               (85)              108
                                                                -----------       ------------      ------------
Balance per statutory accounting practices                      $     3,637       $      3,757      $      2,669
                                                                ===========       ============      ============

                                                                                       Shareholder's Equity
                                                                                       --------------------
                                                                                      1997                1996
                                                                                      ----                ----


Balance per generally accepted accounting principles                              $   87,944         $     81,880
       Deferred income taxes                                                           1,772                1,528
       Unrealized gain/loss on fixed income securities                                (4,874)              (2,464)
       Non-admitted assets                                                               (86)                (850)
       Statutory investment reserves                                                     958               (2,282)
       Other                                                                          (3,114)              (2,118)
                                                                                  ----------         ------------
Balance per statutory accounting practices                                        $   82,600         $     75,694
                                                                                  ==========         ============

Permitted statutory accounting practices
The Company prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

Final approval of the NAIC's proposed "Comprehensive Guide" on statutory accounting principles is expected in early 1998. The requirements may be effective as early as January 1, 1999, and are not expected to have a material impact on statutory surplus of the Company.


Dividends
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by insurance companies without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 1998 without prior approval of the Illinois Department of Insurance is $8,050.

                                    GLENBROOK LIFE AND ANNUITY COMPANY
                                         SCHEDULE IV--REINSURANCE
                                             ($ in thousands)





                                                    Gross                                        Net
Year Ended December 31, 1997                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            4,095   $            4,095   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $           11,641   $           11,641   $                -
                                             ==================   ==================   ==================


                                                    Gross                                        Net
Year Ended December 31, 1996                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            2,436   $            2,436   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            4,254   $            4,254   $                -
                                             ==================   ===================  ==================


                                                    Gross                                        Net
Year Ended December 31, 1995                       amount                Ceded                 amount
----------------------------                     ---------            ------------            --------

Life insurance in force                      $            1,250   $            1,250   $                -
                                             ==================   ==================   ==================

Premiums and contract charges:
         Life and annuities                  $            6,571   $            6,571   $                -
                                             ==================   ==================   ==================


                                 PART IV

ITEM 14.  Exhibits, Financial Statement Schedules and Reports on Form 8-K

     (a) The following documents are filed as part of this Report. The page number, if any, listed opposite a document indicates the page number in the sequential numbering system in the manually signed original of this Report where such document can be found.

          (1) The financial statements filed as part of this Report are listed in Item 8.

          (2)  Financial Statement Schedules

               Schedule IV - Reinsurance       page F-15

          (3)  Exhibits

               Financial Data Schedule

                                   Appendix A

                             Market Value Adjustment

     The Market Value Adjustment is based on the following:

     I = the Treasury Rate for a maturity equal to the Sub-account's Guarantee Period for the week preceding the establishment of the Sub-account.
     N = the number of whole and partial years from the date we receive the withdrawal, transfer, or death benefit request, or from the Payout Start Date to the end of the Sub-account's Guarantee Period.
     J = the Treasury Rate for a maturity equal to the Sub-account's Guarantee Period for the week preceding the receipt of the withdrawal request, transfer request, death benefit request, or income payment request. If a Note with a maturity of the original guarantee period is not available, a weighted average will be used.

     Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Bulletin Release H.15.

     The Market Value Adjustment factor is determined from the following formula:

          .9 X (I - J) X N

     Any transfer, withdrawal in excess of the free withdrawal amount, death benefit or amount applied to an Income Plan from a Sub-account of the Guaranteed Maturity Fixed Account will be multiplied by the Market Value Adjustment factor to determine the Market Value Adjustment.

                                  Illustration

                       Example of Market Value Adjustment

     Purchase Payment: $10,000
     Guarantee Period: 5 years
     Interest Rate: 4.50%
     Full Withdrawal: End of Contract Year 3

     NOTE: This illustration assumes that premium taxes were not applicable.

EXAMPLE 1: (Assumes declining interest rates)

     Step 1: Calculate Account Value at End of Contract Year 3:

               = 10,000.00 X (1.045) = $11,411.66

     Step 2: Calculate the Free Withdrawal Amount:

               = .15 X (10,000.00) = $1,500.00

     Step 3: Calculate the Withdrawal Charge:

               = .05 X (10,000.00 - 1,500.00) = $425.00

     Step 4: Calculate the Market Value Adjustment:

          I  =  4.50%
          J  =  4.20%
          N  =  730 days = 2
                ------------
                365 days

          Market Value Adjustment factor: .9 X (I - J) X N

               =.9 X (.045 - .042) X 2 = .0054

          Market Value Adjustment = Factor X Amount Subject to Market Value
          Adjustment:

               = .0054  X (11,411.66 - 1,500) = $53.52
     Step 5: Calculate The Amount Received by Customers as a Result of a Full Withdrawal at the end of Contract Year 3:

               = 11,411.66 - 425.00 + 53.52 = $11,040.18


EXAMPLE 2: (Assumes rising interest rates)

     Step 1: Calculate Account Value at End of Contract Year 3:

               = 10,000.00 X (1.045) = $11,411.66

     Step 2: Calculate the Free Withdrawal Amount:

               = .15 X (10,000.00) = $1,500.00

     Step 3: Calculate the Withdrawal Charge:

               = .06 X (10,000.00 - 1,500.00) = $425.00

     Step 4: Calculate the Market Value Adjustment:


          I  =  4.5%
          J  =  4.8%
          N  =  730 days = 2
                ------------
                365 days

     Market Value Adjustment factor: .9 X (I-J) X N

               = .9 X (.045 - .048) X (2) = -.0054

     Market Value Adjustment = Factor X Amount Subject to Market Value
     Adjustment:

               = - .0054 X (11,411.66 - 1,500) = - 53.52

     Step 5: Calculate The Net Withdrawal Value at End of Contract Year 3:

               = 11,411.66 - 425.00 - 53.52 = $10,933.14

             Statement of Additional Information: Table of Contents

Additions, Deletions or Substitutions of Investments......................
Reinvestment..............................................................
The Contract..............................................................
Purchase of Contracts.....................................................
Performance Data..........................................................
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers...............
Premium Taxes.............................................................
Tax Reserves..............................................................
Income Payments...........................................................
Calculation of Variable Annuity Unit Values...............................
General Matters...........................................................
Incontestability..........................................................
Settlements...............................................................
Safekeeping of the Variable Account's Assets..............................
Federal Tax Matters.......................................................
Introduction..............................................................
Taxation of Glenbrook Life and Annuity Company............................
Exceptions to the Non-Natural Owner Rule..................................
IRS Required Distribution at Death Rules..................................
Qualified Plans...........................................................
Types of Qualified Plans..................................................
Variable Account Financial Statements.....................................


-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


                                   Order Form

     Please send me a copy of the most recent Statement of Additional Information for the Glenbrook Provider Variable Annuity.



---------------------------------------------------------------
 (Date)

-------------------------------------------------------------
 (Name)


-------------------------------------------------------------
 (Street Address)


-------------------------------------------------------------
 (City)                  (State)          (Zip Code)



     Send to: Glenbrook Life and Annuity Company, Post Office Box 94042, Palatine, Illinois 60094-4042, Attention: Customer Service Unit

GLG257

                       STATEMENT OF ADDITIONAL INFORMATION


                  GLENBROOK LIFE MULTI-MANAGER VARIABLE ACCOUNT

                                   OFFERED BY

                       GLENBROOK LIFE AND ANNUITY COMPANY


                              POST OFFICE BOX 94042
                             PALATINE, IL 60094-4042
                                 1-(800)755-5275


                              INDIVIDUAL AND GROUP
                            FLEXIBLE PREMIUM DEFERRED
                           VARIABLE ANNUITY CONTRACTS

This Statement of Additional Information supplements the information in the prospectus for the Individual and Group Flexible Premium Deferred Variable Annuity Contract offered by Glenbrook Life and Annuity Company ("Company"), a wholly owned subsidiary of Allstate Life Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Glenbrook Life and Annuity Company by writing or calling the address or telephone number listed above.


                    THIS STATEMENT OF ADDITIONAL INFORMATION
                   IS NOT A PROSPECTUS AND SHOULD BE READ ONLY
                       IN CONJUNCTION WITH THE PROSPECTUS
                                FOR THE CONTRACT



     The prospectus, dated November 10, 1998, has been filed with the Securities and Exchange Commission












                             DATED NOVEMBER 10, 1998

                                TABLE OF CONTENTS
                                                                          PAGE

Additions, Deletions or Substitutions of Investments.........             3
Reinvestment.................................................             3
The Contract.................................................             3
Purchase of Contracts........................................             3
Performance Data.............................................             3
Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers) .            5
Premium Taxes................................................             6
Tax Reserves.................................................             6
Income Payments..............................................             6
Calculation of Variable Annuity Unit Values..................             6
General Matters..............................................             6
Incontestability.............................................             6
Settlements..................................................             6
Safekeeping of the Variable Account's Assets.................             7
Federal Tax Matters..........................................             7
Introduction.................................................             7
Taxation of Glenbrook Life and Annuity Company...............             7
Exceptions to the Non-Natural Owner Rule.....................             7
IRS Required Distribution at Death Rules.....................             7
Qualified Plans..............................................             8
Types of Qualified Plans.....................................             8
Variable Account Financial Statements........................             9

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Fund shares held by any Sub-account of the Variable Account. The Company reserves the right to eliminate the shares of any of the portfolios and to substitute shares of another portfolio of a Fund, or of another open-end, registered investment company, if the shares of the Fund are no longer available for investment, or if, in the Company's judgment, investment in any Fund would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval is required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

The Company may also establish additional Sub-accounts or series of Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new portfolio of a Fund or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.

REINVESTMENT

All dividends and capital gains distributions from the Funds are automatically reinvested in shares of the distributing Fund at their net asset value.

THE CONTRACT

Purchase of Contracts

The Contracts are offered to the public through brokers as well as banks licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Glenbrook Life and Annuity Company. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts. However, the Company reserves the right to discontinue the offering of the Contracts.

Performance Data

From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the Money Market Sub-account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specified periods, and the figures are not intended to indicate future performance.

         Standardized Total Returns

A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, after deductions for any withdrawal charges or contract maintenance charges imposed on the Contracts by the Variable Account, by the initial hypothetical $1,000 purchase payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

The withdrawal charges assessed upon redemption are computed as follows: the free withdrawal amount is not assessed a withdrawal charge. Withdrawal charges are charged on the amount of redemption equal to the purchase payment, reduced by the amount of the free withdrawal amount, if any. The remaining amount of the redemption, if any, is not assessed a withdrawal charge. The withdrawal charge schedule specifies rates based on the number of complete years since each purchase payment was made. The contract maintenance charge ($35 per contract) used in the total return calculation is normally prorated using the following method: The total amount of annual Contract fees collected during the year is divided by the total average net assets of all the Sub-accounts. The resulting percentage is then multiplied by the ending Contract Value.

The Contracts described in this Statement of Additional Information were first offered on November 10, 1998. Certain of the Sub-Accounts were available for investment prior to that date. Accordingly, the standardized average annual total returns for the Sub-accounts for various periods ended 6/30/98 have been adjusted to reflect the fees and charges under the Contracts, as set forth below. No performance information is shown for Sub-Accounts that were first available for investment as of the date of this Statement.

(Without Enhanced Death Benefit)

                                                                      TEN YEARS OR
Sub-Account                             ONE YEAR       FIVE YEARS     SINCE INCEPTION*
-----------                             --------       ----------     ----------------
AIM V.I. Balanced Fund                    N/A             N/A               N/A
AIM V.I. Capital Appreciation Fund        N/A             N/A            -80.62%
AIM V.I. Diversified Income               N/A             N/A             -5.83%
AIM V.I. Global Utilities Fund            N/A             N/A              7.29%
AIM V.I. Government Securities Fund       N/A             N/A             -6.24%
AIM V.I. Growth Fund                      N/A             N/A             39.85%
AIM V.I. Growth and Income Fund           N/A             N/A             28.63%
AIM V.I. High Yield Fund                  N/A             N/A               N/A
AIM V.I. International Equity Fund        N/A             N/A             34.66%
AIM V.I. Value Fund                       N/A             N/A             38.15%
American Century VP International        18.52%           N/A             19.12%
American Century VP Balanced             15.05%           N/A             15.14%
Dreyfus Socially Responsible Growth      17.91%           N/A             15.84%
Dreyfus Stock Index                       N/A             N/A             34.28%
VIF Small Company Stock                   8.62%           N/A              9.25%
VIF Growth and Income                     8.15%           N/A              6.94%
VIF Money Market                         -1.39%           N/A             -1.27%
Fidelity VIP Growth                       5.59%           N/A             14.53%
Fidelity VIP II Contrafund               15.85%           N/A             15.54%
Fidelity VIP High Income                 -4.73%           N/A              9.76%
Fidelity VIP Equity-Income                N/A             N/A             13.43%
Goldman Sachs Growth and Income Fund      N/A             N/A               N/A
Goldman Sachs CORE U.S. Equity Fund       N/A             N/A               N/A
Goldman Sachs CORE Large Cap
 Growth Fund                              N/A             N/A               N/A
Goldman Sachs CORE Small Cap
 Equity Fund                              N/A             N/A               N/A
Goldman Sachs Capital Growth Fund         N/A             N/A               N/A
Goldman Sachs Mid Cap Equity Fund         N/A             N/A               N/A
Goldman Sachs International Equity Fund   N/A             N/A               N/A
Goldman Sachs Global Income Fund          N/A             N/A               N/A
Morgan Stanley Fixed Income               N/A             N/A               N/A
Morgan Stanley Equity Growth              N/A             N/A               N/A
Morgan Stanley Value                      N/A             N/A               N/A
Morgan Stanley Mid Cap Value              N/A             N/A               N/A
Morgan Stanley U.S. Real Estate           N/A             N/A               N/A
Morgan Stanley Global Equity              N/A             N/A               N/A
Morgan Stanley International Magnum       N/A             N/A               N/A
MFS Emerging Growth                      27.02%           N/A             26.83%
MFS Growth with Income                    N/A             N/A               N/A
MFS New Discovery                         N/A             N/A               N/A
Neuberger & Berman AMT Guardian           N/A             N/A               N/A
Neuberger & Berman AMT Mid-Cap Growth     N/A             N/A               N/A
Neuberger & Berman AMT Partners           N/A             N/A               N/A


(With Enhanced Death Benefit)


                                                                      TEN YEARS OR
Sub-Account                             ONE YEAR       FIVE YEARS     SINCE INCEPTION*
-----------                             --------       ----------     ----------------
AIM V.I. Balanced Fund                    N/A             N/A               N/A
AIM V.I. Capital Appreciation Fund        N/A             N/A            -80.09%
AIM V.I. Diversified Income               N/A             N/A             -6.05%
AIM V.I. Global Utilities Fund            N/A             N/A              7.04%
AIM V.I. Government Securities Fund       N/A             N/A             -6.45%
AIM V.I. Growth Fund                      N/A             N/A             39.53%
AIM V.I. Growth and Income Fund           N/A             N/A             28.33%
AIM V.I. High Yield Fund                  N/A             N/A               N/A
AIM V.I. International Equity Fund        N/A             N/A             34.35%
AIM V.I. Value Fund                       N/A             N/A             37.83%
American Century VP International        18.25%           N/A             18.85%
American Century VP Balanced             14.79%           N/A             14.87%
Dreyfus Socially Responsible Growth      17.66%           N/A             15.59%
Dreyfus Stock Index                       N/A             N/A             33.97%
VIF Small Company Stock                   8.37%           N/A              9.00%
VIF Growth and Income                     8.15%           N/A              6.70%
VIF Money Market                         -1.61%           N/A             -1.50%
Fidelity VIP Growth                       5.35%           N/A             14.27%
Fidelity VIP II Contrafund               15.58%           N/A             15.28%
Fidelity VIP High Income                 -4.95%           N/A              9.52%
Fidelity VIP Equity-Income                N/A             N/A             13.18%
Goldman Sachs Growth and Income Fund      N/A             N/A               N/A
Goldman Sachs CORE U.S. Equity Fund       N/A             N/A               N/A
Goldman Sachs CORE Large Cap
 Growth Fund                              N/A             N/A               N/A
Goldman Sachs CORE Small Cap
 Equity Fund                              N/A             N/A               N/A
Goldman Sachs Capital Growth Fund         N/A             N/A               N/A
Goldman Sachs Mid Cap Equity Fund         N/A             N/A               N/A
Goldman Sachs International Equity Fund   N/A             N/A               N/A
Goldman Sachs Global Income Fund          N/A             N/A               N/A
Morgan Stanley Fixed Income               N/A             N/A               N/A
Morgan Stanley Equity Growth              N/A             N/A               N/A
Morgan Stanley Value                      N/A             N/A               N/A
Morgan Stanley Mid Cap Value              N/A             N/A               N/A
Morgan Stanley U.S. Real Estate           N/A             N/A               N/A
Morgan Stanley Global Equity              N/A             N/A               N/A
Morgan Stanley International Magnum       N/A             N/A               N/A
MFS Emerging Growth                      26.73%           N/A             26.54%
MFS Growth with Income                    N/A             N/A               N/A
MFS New Discovery                         N/A             N/A               N/A
Neuberger & Berman AMT Guardian           N/A             N/A               N/A
Neuberger & Berman AMT Mid-Cap Growth     N/A             N/A               N/A
Neuberger & Berman AMT Partners           N/A             N/A               N/A


(With Enhanced Death  and Income Benefit Combination Rider)



                                                                      TEN YEARS OR
Sub-Account                             ONE YEAR       FIVE YEARS     SINCE INCEPTION*
-----------                             --------       ----------     ----------------
AIM V.I. Balanced Fund                    N/A             N/A               N/A
AIM V.I. Capital Appreciation Fund        N/A             N/A            -79.55%
AIM V.I. Diversified Income               N/A             N/A             -6.27%
AIM V.I. Global Utilities Fund            N/A             N/A              6.80%
AIM V.I. Government Securities Fund       N/A             N/A             -6.67%
AIM V.I. Growth Fund                      N/A             N/A             39.21%
AIM V.I. Growth and Income Fund           N/A             N/A             28.04%
AIM V.I. High Yield Fund                  N/A             N/A               N/A
AIM V.I. International Equity Fund        N/A             N/A             34.04%
AIM V.I. Value Fund                       N/A             N/A             37.52%
American Century VP International        17.98%           N/A             18.58%
American Century VP Balanced             14.52%           N/A             14.61%
Dreyfus Socially Responsible Growth      17.42%           N/A             15.35%
Dreyfus Stock Index                       N/A             N/A             33.66%
VIF Small Company Stock                   8.62%           N/A              8.75%
VIF Growth and Income                     8.15%           N/A              6.45%
VIF Money Market                         -1.84%           N/A             -1.72%
Fidelity VIP Growth                       5.11%           N/A             14.02%
Fidelity VIP II Contrafund               15.32%           N/A             15.01%
Fidelity VIP High Income                 -5.17%           N/A              9.28%
Fidelity VIP Equity-Income                N/A             N/A             12.93%
Goldman Sachs Growth and Income Fund      N/A             N/A               N/A
Goldman Sachs CORE U.S. Equity Fund       N/A             N/A               N/A
Goldman Sachs CORE Large Cap
 Growth Fund                              N/A             N/A               N/A
Goldman Sachs CORE Small Cap
 Equity Fund                              N/A             N/A               N/A
Goldman Sachs Capital Growth Fund         N/A             N/A               N/A
Goldman Sachs Mid Cap Equity Fund         N/A             N/A               N/A
Goldman Sachs International Equity Fund   N/A             N/A               N/A
Goldman Sachs Global Income Fund          N/A             N/A               N/A
Morgan Stanley Fixed Income               N/A             N/A               N/A
Morgan Stanley Equity Growth              N/A             N/A               N/A
Morgan Stanley Value                      N/A             N/A               N/A
Morgan Stanley Mid Cap Value              N/A             N/A               N/A
Morgan Stanley U.S. Real Estate           N/A             N/A               N/A
Morgan Stanley Global Equity              N/A             N/A               N/A
Morgan Stanley International Magnum       N/A             N/A               N/A
MFS Emerging Growth                      26.44%           N/A             26.25%
MFS Growth with Income                    N/A             N/A               N/A
MFS New Discovery                         N/A             N/A               N/A
Neuberger & Berman AMT Guardian           N/A             N/A               N/A
Neuberger & Berman AMT Mid-Cap Growth     N/A             N/A               N/A
Neuberger & Berman AMT Partners           N/A             N/A               N/A


--------------------

* The American Century VP Sub-Accounts, and the Dreyfus Socially Responsible Growth, VIF Small Company, VIF Growth and Income, VIF Money Market, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP High Income, and MFS Emerging Growth Sub-Accounts, were first available for investment on June 17, 1997. The AIM V.I. Sub-Accounts (other than the AIM V.I. Balanced and High Yield Fund Sub-Accounts), and the Dreyfus Stock Index and Fidelity VIP Equity-Income Sub-Accounts, were first available for investment on January 26, 1998. All other Sub-Accounts were first available for investment on November 10, 1998. Each such date constitutes the inception date of the applicable Sub-Account.


         Non-Standardized Total Returns

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Withdrawal Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. In addition, the Variable Account may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for withdrawal charges which may be imposed on the Contracts by the Variable Account which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit value at the end of the defined period divided by the Accumulation Unit value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to- date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; " 'n' most recent Calendar Years"; and "Inception (commencement of the Sub-account's operation) to date" (day of the advertisement).

The Contracts described in this Statement of Additional Information were first offered on November 10, 1998. Certain of the Sub-Accounts were available for investment prior to that date. Accordingly, the non-standardized average annual total returns for the Sub-accounts for various periods ended 6/30/98 have been adjusted to reflect the fees and charges under the Contracts, as set forth below. No performance information is shown for Sub-Accounts that were first available for investment as of the date of this Statement.


(Without Enhanced Death Benefit)



                                                                      TEN YEARS OR
Sub-Account                             ONE YEAR       FIVE YEARS     SINCE INCEPTION*
-----------                             --------       ----------     ----------------
AIM V.I. Balanced Fund                    N/A             N/A               N/A
AIM V.I. Capital Appreciation Fund        N/A             N/A            -75.54%
AIM V.I. Diversified Income               N/A             N/A             -6.37%
AIM V.I. Global Utilities Fund            N/A             N/A             20.42%
AIM V.I. Government Securities Fund       N/A             N/A              5.94%
AIM V.I. Growth Fund                      N/A             N/A             55.09%
AIM V.I. Growth and Income Fund           N/A             N/A             43.17%
AIM V.I. High Yield Fund                  N/A             N/A               N/A
AIM V.I. International Equity Fund        N/A             N/A             49.59%
AIM V.I. Value Fund                       N/A             N/A             53.29%
American Century VP International        23.69%           N/A             24.16%
American Century VP Balanced             20.23%           N/A             20.18%
Dreyfus Socially Responsible Growth      23.09%           N/A             20.88%
Dreyfus Stock Index                       N/A             N/A             49.18%
VIF Small Company Stock                  13.80%           N/A             14.30%
VIF Growth and Income                    13.33%           N/A             12.00%
VIF Money Market                          3.79%           N/A              3.80%
Fidelity VIP Growth                      10.77%           N/A             14.57%
Fidelity VIP II Contrafund               21.02%           N/A             20.59%
Fidelity VIP High Income                  0.45%           N/A              9.81%
Fidelity VIP Equity-Income                N/A             N/A             13.48%
Goldman Sachs Growth and Income Fund      N/A             N/A               N/A
Goldman Sachs CORE U.S. Equity Fund       N/A             N/A               N/A
Goldman Sachs CORE Large Cap
 Growth Fund                              N/A             N/A               N/A
Goldman Sachs CORE Small Cap
 Equity Fund                              N/A             N/A               N/A
Goldman Sachs Capital Growth Fund         N/A             N/A               N/A
Goldman Sachs Mid Cap Equity Fund         N/A             N/A               N/A
Goldman Sachs International Equity Fund   N/A             N/A               N/A
Goldman Sachs Global Income Fund          N/A             N/A               N/A
Morgan Stanley Fixed Income               N/A             N/A               N/A
Morgan Stanley Equity Growth              N/A             N/A               N/A
Morgan Stanley Value                      N/A             N/A               N/A
Morgan Stanley Mid Cap Value              N/A             N/A               N/A
Morgan Stanley U.S. Real Estate           N/A             N/A               N/A
Morgan Stanley Global Equity              N/A             N/A               N/A
Morgan Stanley International Magnum       N/A             N/A               N/A
MFS Emerging Growth                      32.19%           N/A             31.85%
MFS Growth with Income                    N/A             N/A               N/A
MFS New Discovery                         N/A             N/A               N/A
Neuberger & Berman AMT Guardian           N/A             N/A               N/A
Neuberger & Berman AMT Mid-Cap Growth     N/A             N/A               N/A
Neuberger & Berman AMT Partners           N/A             N/A               N/A


(With Enhanced Death Benefit)



                                                                      TEN YEARS OR
Sub-Account                             ONE YEAR       FIVE YEARS     SINCE INCEPTION*
-----------                             --------       ----------     ----------------
AIM V.I. Balanced Fund                    N/A             N/A               N/A
AIM V.I. Capital Appreciation Fund        N/A             N/A            -74.94%
AIM V.I. Diversified Income               N/A             N/A              6.14%
AIM V.I. Global Utilities Fund            N/A             N/A             20.16%
AIM V.I. Government Securities Fund       N/A             N/A              5.70%
AIM V.I. Growth Fund                      N/A             N/A             54.75%
AIM V.I. Growth and Income Fund           N/A             N/A             42.85%
AIM V.I. High Yield Fund                  N/A             N/A               N/A
AIM V.I. International Equity Fund        N/A             N/A             49.25%
AIM V.I. Value Fund                       N/A             N/A             52.95%
American Century VP International        23.42%           N/A             23.89%
American Century VP Balanced             19.96%           N/A             19.92%
Dreyfus Socially Responsible Growth      22.84%           N/A             20.63%
Dreyfus Stock Index                       N/A             N/A             48.85%
VIF Small Company Stock                  13.55%           N/A             14.05%
VIF Growth and Income                     N/A             N/A             11.75%
VIF Money Market                          3.56%           N/A              3.57%
Fidelity VIP Growth                      10.52%           N/A              3.57%
Fidelity VIP II Contrafund               20.76%           N/A             20.32%
Fidelity VIP High Income                  0.23%           N/A              9.57%
Fidelity VIP Equity-Income                N/A             N/A             13.23%
Goldman Sachs Growth and Income Fund      N/A             N/A               N/A
Goldman Sachs CORE U.S. Equity Fund       N/A             N/A               N/A
Goldman Sachs CORE Large Cap
 Growth Fund                              N/A             N/A               N/A
Goldman Sachs CORE Small Cap
 Equity Fund                              N/A             N/A               N/A
Goldman Sachs Capital Growth Fund         N/A             N/A               N/A
Goldman Sachs Mid Cap Equity Fund         N/A             N/A               N/A
Goldman Sachs International Equity Fund   N/A             N/A               N/A
Goldman Sachs Global Income Fund          N/A             N/A               N/A
Morgan Stanley Fixed Income               N/A             N/A               N/A
Morgan Stanley Equity Growth              N/A             N/A               N/A
Morgan Stanley Value                      N/A             N/A               N/A
Morgan Stanley Mid Cap Value              N/A             N/A               N/A
Morgan Stanley U.S. Real Estate           N/A             N/A               N/A
Morgan Stanley Global Equity              N/A             N/A               N/A
Morgan Stanley International Magnum       N/A             N/A               N/A
MFS Emerging Growth                      31.90%           N/A             31.56%
MFS Growth with Income                   13.08%           N/A             11.75%
MFS New Discovery                         N/A             N/A               N/A
Neuberger & Berman AMT Guardian           N/A             N/A               N/A
Neuberger & Berman AMT Mid-Cap Growth     N/A             N/A               N/A
Neuberger & Berman AMT Partners           N/A             N/A               N/A


(With Enhanced Death  and Income Benefit Combination Rider)



                                                                      TEN YEARS OR
Sub-Account                             ONE YEAR       FIVE YEARS     SINCE INCEPTION*
-----------                             --------       ----------     ----------------
AIM V.I. Balanced Fund                    N/A             N/A               N/A
AIM V.I. Capital Appreciation Fund        N/A             N/A            -74.32%
AIM V.I. Diversified Income               N/A             N/A              5.90%
AIM V.I. Global Utilities Fund            N/A             N/A             19.89%
AIM V.I. Government Securities Fund       N/A             N/A              5.47%
AIM V.I. Growth Fund                      N/A             N/A             54.41%
AIM V.I. Growth and Income Fund           N/A             N/A             42.54%
AIM V.I. High Yield Fund                  N/A             N/A               N/A
AIM V.I. International Equity Fund        N/A             N/A             48.93%
AIM V.I. Value Fund                       N/A             N/A             52.61%
American Century VP International        23.15%           N/A             23.62%
American Century VP Balanced             19.70%           N/A             19.66%
Dreyfus Socially Responsible Growth      22.59%           N/A             20.39%
Dreyfus Stock Index                       N/A             N/A             48.52%
VIF Small Company Stock                  13.30%           N/A             13.80%
VIF Growth and Income                    12.83%           N/A             11.51%
VIF Money Market                          3.33%           N/A              3.34%
Fidelity VIP Growth                      10.28%           N/A             14.07%
Fidelity VIP II Contrafund               20.49%           N/A             20.06%
Fidelity VIP High Income                  0.01%           N/A              9.33%
Fidelity VIP Equity-Income                N/A             N/A             12.98%
Goldman Sachs Growth and Income Fund      N/A             N/A               N/A
Goldman Sachs CORE U.S. Equity Fund       N/A             N/A               N/A
Goldman Sachs CORE Large Cap
 Growth Fund                              N/A             N/A               N/A
Goldman Sachs CORE Small Cap
 Equity Fund                              N/A             N/A               N/A
Goldman Sachs Capital Growth Fund         N/A             N/A               N/A
Goldman Sachs Mid Cap Equity Fund         N/A             N/A               N/A
Goldman Sachs International Equity Fund   N/A             N/A               N/A
Goldman Sachs Global Income Fund          N/A             N/A               N/A
Morgan Stanley Fixed Income               N/A             N/A               N/A
Morgan Stanley Equity Growth              N/A             N/A               N/A
Morgan Stanley Value                      N/A             N/A               N/A
Morgan Stanley Mid Cap Value              N/A             N/A               N/A
Morgan Stanley U.S. Real Estate           N/A             N/A               N/A
Morgan Stanley Global Equity              N/A             N/A               N/A
Morgan Stanley International Magnum       N/A             N/A               N/A
MFS Emerging Growth                      31.61%           N/A             31.28%
MFS Growth with Income                    N/A             N/A               N/A
MFS New Discovery                         N/A             N/A               N/A
Neuberger & Berman AMT Guardian           N/A             N/A               N/A
Neuberger & Berman AMT Mid-Cap Growth     N/A             N/A               N/A
Neuberger & Berman AMT Partners           N/A             N/A               N/A


--------------------

* The American Century VP Sub-Accounts, and the Dreyfus Socially Responsible Growth, VIF Small Company, VIF Growth and Income, VIF Money Market, Fidelity VIP Growth, Fidelity VIP II Contrafund, Fidelity VIP High Income, and MFS Emerging Growth Sub-Accounts, were first available for investment on June 17, 1997. The AIM V.I. Sub-Accounts (other than the AIM V.I. Balanced and High Yield Fund Sub-Accounts), and the Dreyfus Stock Index and Fidelity VIP Equity-Income Sub-Accounts, were first available for investment on January 26, 1998. All other Sub-Accounts were first available for investment on November 10, 1998. Each such date constitutes the inception date of the applicable Sub-Account.


                  Historical Total Returns

The Variable Account may also disclose yield and total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

The annualized historical total returns for the Sub-accounts as of the quarter ended 6/30/98 are presented below:

(Without Enhanced Death Benefit)


                                                                                      SINCE
                                      ONE YEAR       FIVE YEARS     TEN YEARS         INCEPTION (Portfolio start date)
                                      ----------     ---------      ------------      ----------------

AIM V.I. Balanced Fund                    N/A            N/A           -21.34%         5/1/98
AIM V.I. Capital Appreciation Fund      -48.21%          2.25%           2.70%         5/5/93
AIM V.I. Diversified Income Fund          4.39%          6.47%           6.56%         5/2/94
AIM V.I. Global Utilities Fund           16.38%          N/A            13.74%         5/2/94
AIM V.I. Government Securities Fund       2.81%          3.70%           3.85%         5/5/93
AIM V.I. Growth Fund                     23.89%         18.19%          18.60%         5/5/93
AIM V.I. Growth and Income Fund          16.67%          N/A            20.36%         5/2/94
AIM V.I. High Yield Fund                  N/A            N/A           -26.65%         5/1/98
AIM V.I. International Equity Fund        7.28%         14.50%          13.72%         5/5/93
AIM V.I. Value Fund                      19.71%         19.04%          19.94%         5/5/93
American Century VP International        18.52%          N/A            13.43%         5/2/94
American Century VP Balanced             15.05%         11.78%          11.00%         5/1/91
Dreyfus Socially Responsible Growth      17.91%          N/A            20.35%         10/7/93
Dreyfus Stock Index                      23.07%         20.88%          15.65%         9/29/89
VIF Small Company Stock                   8.62%          N/A            12.45%         4/30/96
VIF Growth and Income                     8.15%          N/A            21.61%         5/2/94
VIF Money Market                         -1.39%          3.10%           3.63%         8/31/90
Fidelity VIP Growth                       5.59%         14.52%          14.53%         10/9/86
Fidelity VIP II Contrafund               15.85%          N/A            24.99%         1/3/95
Fidelity VIP High Income                 -4.73%          8.08%           9.76%         9/20/85
Fidelity VIP Equity-Income                7.62%         16.37%          13.43%         10/23/86
Goldman Sachs Growth and Income Fund      N/A            N/A            -6.41%         1/12/98
Goldman Sachs CORE U.S. Equity Fund       N/A            N/A            19.26%         2/13/98
Goldman Sachs CORE Large Cap Growth Fund  N/A            N/A            19.26%         2/13/98
Goldman Sachs CORE Small Cap Equity Fund  N/A            N/A            -1.41%         2/13/98
Goldman Sachs Capital Growth Fund         N/A            N/A           -14.44%         4/30/98
Goldman Sachs Mid Cap Equity Fund         N/A            N/A           -51.41%         4/30/98
Goldman Sachs International Equity Fund   N/A            N/A            31.96%         1/12/98
Goldman Sachs Global Income Fund          N/A            N/A            -6.41%         1/12/98
Morgan Stanley Fixed Income               3.56%          N/A             4.42%         1/2/97
Morgan Stanley Equity Growth             26.24%          N/A            28.97%         1/2/97
Morgan Stanley Value                      4.09%          N/A            13.17%         1/2/97
Morgan Stanley Mid Cap Value             22.43%          N/A            28.85%         1/2/97
Morgan Stanley U.S. Real Estate           1.98%          N/A             4.10%         3/4/97
Morgan Stanley Global Equity             10.68%          N/A            17.48%         1/2/97
Morgan Stanley International Magnum       2.10%          N/A            12.60%         1/2/97
MFS Emerging Growth                      27.02%          N/A            24.95%         7/24/95
MFS Growth with Income                   21.14%          N/A            26.41%         10/9/95
MFS New Discovery                         N/A            N/A           -32.98%         4/29/98
Neuberger  & Berman AMT Guardian          N/A            N/A            62.81%         11/3/97
Neuberger & Berman AMT Mid-Cap Growth     N/A            N/A            69.91%         11/3/97
Neuberger  & Berman AMT Partners         13.60%          N/A            20.87%         3/22/94


 (With Enhanced Death Benefit)

                                      ONE YEAR       FIVE YEARS     TEN YEARS         INCEPTION (Portfolio start date)
                                      ----------     ---------      ------------      ----------------

AIM V.I. Balanced Fund                   N/A             N/A          -21.52%          5/1/98
AIM V.I. Capital Appreciation Fund      -47.69%          2.26%          2.70%          5/5/93
AIM V.I. Diversified Income Fund          4.15%          6.23%          6.32%          5/2/94
AIM V.I. Global Utilities Fund           16.11%          N/A           13.49%          5/2/94
AIM V.I. Government Securities Fund       2.57%          3.47%          3.61%          5/5/93
AIM V.I. Growth Fund                     23.60%         17.93%         18.34%          5/5/93
AIM V.I. Growth and Income Fund          16.41%          N/A           20.09%          5/2/94
AIM V.I. High Yield Fund                 N/A             N/A          -26.82%          5/1/98
AIM V.I. International Equity Fund        7.03%         14.25%         13.47%          5/5/93
AIM V.I. Value Fund                      19.44%         18.78%         19.68%          5/5/93
American Century VP International        18.25%          N/A           13.17%          5/2/94
American Century VP Balanced             14.79%         11.53%         10.76%          5/1/91
Dreyfus Socially Responsible Growth      17.66%          N/A           20.08%          10/7/93
Dreyfus Stock Index                      22.78%         20.61%         15.40%          9/29/89
VIF Small Company Stock                   8.37%          N/A           12.20%          4/30/96
VIF Growth and Income                     7.90%          N/A           21.34%          5/2/94
VIF Money Market                         -1.61%          2.87%          3.40%          8/31/90
Fidelity VIP Growth                       5.35%         14.26%         14.27%          10/9/86
Fidelity VIP II Contrafund               15.58%          N/A           24.71%          1/3/95
Fidelity VIP High Income                 -4.95%          7.83%          9.52%          9/20/85
Fidelity VIP Equity-Income                7.37%         16.11%         13.18%          10/23/8
Goldman Sachs Growth and Income Fund     N/A             N/A           -6.63%          1/12/98
Goldman Sachs CORE U.S. Equity Fund      N/A             N/A           18.98%          2/13/98
Goldman Sachs CORE Large Cap Growth Fund N/A             N/A           18.98%          2/13/98
Goldman Sachs CORE Small Cap Equity Fund N/A             N/A           -1.64%          2/13/98
Goldman Sachs Capital Growth Fund        N/A             N/A          -14.64%          4/30/98
Goldman Sachs Mid Cap Equity Fund        N/A             N/A          -51.52%          4/30/98
Goldman Sachs International Equity Fund  N/A             N/A           31.66%          1/12/98
Goldman Sachs Global Income Fund         N/A             N/A           -6.63%          1/12/98
Morgan Stanley Fixed Income               3.32%          N/A            4.18%          1/2/97
Morgan Stanley Equity Growth             25.95%          N/A           28.67%          1/2/97
Morgan Stanley Value                      3.85%          N/A           12.91%          1/2/97
Morgan Stanley Mid Cap Value             22.15%          N/A           28.56%          1/2/97
Morgan Stanley U.S. Real Estate           1.74%          N/A            3.86%          3/4/97
Morgan Stanley Global Equity             10.42%          N/A           17.21%          1/2/97
Morgan Stanley International Magnum       1.87%          N/A           12.34%          1/2/97
MFS Emerging Growth                      26.73%          N/A           24.67%          7/24/95
MFS Growth with Income                   20.86%          N/A           26.12%          10/9/95
MFS New Discovery                        N/A             N/A          -33.13%          4/29/98
Neuberger  & Berman AMT Guardian         N/A             N/A           62.44%          11/3/97
Neuberger & Berman AMT Mid-Cap Growth    N/A             N/A           69.52%          11/3/97
Neuberger  & Berman AMT Partners         13.34%          N/A           20.60%          3/22/94

(With Enhanced Death  and Income Benefit Combination Rider)

                                      ONE YEAR       FIVE YEARS     TEN YEARS         INCEPTION (Portfolio start date)
                                      ----------     ---------      ------------      ----------------

AIM V.I. Balanced Fund                    N/A           N/A          -21.70%          5/1/98
AIM V.I. Capital Appreciation Fund      -47.16%         2.26%          2.70%          5/5/93
AIM V.I. Diversified Income Fund          3.91%         5.99%          6.08%          5/2/94
AIM V.I. Global Utilities Fund           15.85%         N/A           13.23%          5/2/94
AIM V.I. Government Securities Fund       2.34%         3.23%          3.38%          5/5/93
AIM V.I. Growth Fund                     23.32%        17.66%         18.07%          5/5/93
AIM V.I. Growth and Income Fund          16.14%         N/A           19.82%          5/2/94
AIM V.I. High Yield Fund                  N/A           N/A          -26.99%          5/1/98
AIM V.I. International Equity Fund        6.79%        13.99%         13.22           5/5/93
AIM V.I. Value Fund                      19.16%        18.52%         19.41%          5/5/93
American Century VP International        17.98%         N/A           12.92%          5/2/94
American Century VP Balanced             14.52%        11.28%         10.51%          5/1/91
Dreyfus Socially Responsible Growth      17.42%         N/A           19.82%          10/7/93
Dreyfus Stock Index                      22.50%        20.35%         15.15%          9/29/89
VIF Small Company Stock                   8.12%         N/A           11.95%          4/30/96
VIF Growth and Income                     7.66%         N/A           21.07%          5/2/94
VIF Money Market                         -1.84%         2.64%          3.18%          8/31/90
Fidelity VIP Growth                       5.11%        14.01%         14.02%          10/9/86
Fidelity VIP II Contrafund               15.32%         N/A           24.43%          1/3/95
Fidelity VIP High Income                 -5.17%         7.59%          9.28%          9/20/85
Fidelity VIP Equity-Income                7.13%        15.85%         12.93%          10/23/8
Goldman Sachs Growth and Income Fund      N/A           N/A           -6.84%          1/12/98
Goldman Sachs CORE U.S. Equity Fund       N/A           N/A           18.71%          2/13/98
Goldman Sachs CORE Large Cap Growth Fund  N/A           N/A           18.71%          2/13/98
Goldman Sachs CORE Small Cap Equity Fund  N/A           N/A           -1.87%          2/13/98
Goldman Sachs Capital Growth Fund         N/A           N/A          -14.84%          4/30/98
Goldman Sachs Mid Cap Equity Fund         N/A           N/A          -51.63%          4/30/98
Goldman Sachs International Equity Fund   N/A           N/A           31.36%          1/12/98
Goldman Sachs Global Income Fund          N/A           N/A           -6.84%          1/12/98
Morgan Stanley Fixed Income               3.08%         N/A            3.94%          1/2/97
Morgan Stanley Equity Growth             25.67%         N/A           28.38%          1/2/97
Morgan Stanley Value                      3.61%         N/A           12.65%          1/2/97
Morgan Stanley Mid Cap Value             21.87%         N/A           28.26%          1/2/97
Morgan Stanley U.S. Real Estate           1.51%         N/A            3.62%          3/4/97
Morgan Stanley Global Equity             10.17%         N/A           16.94%          1/2/97
Morgan Stanley International Magnum       1.63%         N/A           12.09%          1/2/97
MFS Emerging Growth                      26.44%         N/A           24.39%          7/24/95
MFS Growth with Income                   20.58%         N/A           25.84%          10/9/95
MFS New Discovery                         N/A           N/A          -33.29%          4/29/98
Neuberger  & Berman AMT Guardian          N/A           N/A           62.07%          11/3/97
Neuberger & Berman AMT Mid-Cap Growth     N/A           N/A           69.14%          11/3/97
Neuberger  & Berman AMT Partners         13.08%         N/A           20.34%          3/22/94

* see corresponding inception dates in performance data without the enhanced death benefit, immediately above this table.

The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indexes compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.

Tax-Free Exchanges (1035 Exchanges, Rollovers and Transfers)

The Company accepts purchase payments which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

The Company also accepts "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.

Premium Taxes

Applicable premium tax rates depend on the Owner's state of residency and the insurance laws and status of the Company in those states where premium taxes are incurred. Premium tax rates may be changed by legislation, administrative interpretations or judicial acts.

Tax Reserves

The Company does not establish capital gains tax reserves for any Sub-account nor does it deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.

INCOME PAYMENTS

Calculation of Variable Annuity Unit Values

The amount of the first income payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first variable annuity income payment is divided by the Sub-account's then current annuity unit value to determine the number of annuity units upon which later income payments will be based. Variable annuity income payments after the first will be equal to the sum of the number of annuity units determined in this manner for each Sub-account times the then current annuity unit value for each respective Sub-account.

Annuity units in each variable Sub-account are valued separately and annuity unit values will depend upon the investment experience of the particular portfolios in which the Sub-account invests. The value of the annuity unit for each variable Sub-account at the end of any Valuation Period is calculated by:
(a) multiplying the annuity unit Value at the end of the immediately preceding Valuation Period by the Sub-account's net investment factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable annuity income payment, and is at an effective annual rate which is disclosed in the Contract.

The amount of the first income payment paid under an income plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.

GENERAL MATTERS

Incontestability

The Contract will not be contested after it is issued.

Settlements

Due proof of the Owner(s) death (or Annuitant's death if there is a non-natural Owner) must be received prior to settlement of a death claim.

Safekeeping of the Variable Account's Assets

The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Portfolio shares held by each of the variable Sub-accounts.

The Funds do not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Funds' prospectuses for a more complete description of the custodians of the Funds.

FEDERAL TAX MATTERS

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of  Glenbrook Life and Annuity Company

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract. Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account in order to make provision for such taxes.

Exceptions to the Non-Natural Owner Rule

There are several exceptions to the general rule that contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS Required Distribution at Death Rules

In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

Qualified Plans

This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.

Types of Qualified Plans

     Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

     Roth Individual Retirement Annuities

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. "Qualified distributions" from Roth Individual Retirement Annuities are not includible in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to the Roth Individual Retirement Annuity, and which are made on or after the date the individual attains age 59 1/2, made to a beneficiary after the owner's death, attributable to the owner being disabled or for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000). "Nonqualified distributions" are treated as made from contributions first and are includible in gross income to the extent such distributions exceed the contributions made to the Roth
Individual Retirement Annuity. The taxable portion of a "nonqualified distribution" may be subject to the 10% penalty tax on premature distributions. Subject to certain limitations, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. The taxable portion of a conversion or rollover distribution is includible in gross income, but is exempted from the 10% penalty tax on premature distributions.

     Simplified Employee Pension Plans

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

     Savings Incentive Match Plans for Employees (SIMPLE Plans)

Sections 408(p) and 401(k) of the Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

     Tax Sheltered Annuities

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another 403(b) plan.

     Corporate and Self-Employed Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans.

     State  and  Local   Government   and   Tax-Exempt   Organization   Deferred
     Compensation Plans

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the contract has the sole right to the proceeds of the contract. Generally, under the non-natural owner rules, such contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the compensation deferred under the plan must remain solely the property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.

VARIABLE ACCOUNT FINANCIAL STATEMENTS

The financial statements of the Glenbrook Life Multi-Manager Variable Account are not included herein because the Variable Account had no material operations for the year ended December 31, 1997. The financial statements of Glenbrook Life and Annuity Company begin on Page F-1 of the Prospectus.